________________________________________________________________________________
                                 PROJECT SPEEDO
                               TABLE OF CONTENTS             EXHIBIT 99.17(b)(2)
________________________________________________________________________________




                          DESCRIPTION
                          -----------
                                                                                                               TAB
                                                                                                               ---
                          Summary of Valuation                                                                 I

                          Current Insurance Industry Conditions                                                II

                          Insurance Brokers - Recent Deals and Valuation                                       III

                          Mergers and Acquisitions in the Industry                                             IV

                          Publicly Traded Comparable Company Analysis                                          V

                          Discounted Cash Flow Analysis - 3 Scenarios                                          VI

                          LBO Analysis                                                                         VII

                          Company Financials and Ratios                                                        VIII

                          Fairness Opinion and Valuation Letter                                                IX





________________________________________________________________________________
RONEY & CO.                       TABLE OF CONTENTS           INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO
                              SUMMARY OF VALUATION
________________________________________________________________________________


====================================================================================================================================
DEAL SUMMARY                                                                                        RATIOS
No. of Shares                 3,435,347      Tangible Book Value(3/31/95)            0.60       Value/EPS 3/31/95              15.19
Price per Share                    8.20      Net Revenue(Gross Margin)-LTM     30,429,000       Value/EPS 12/31/95             12.62
                             ----------      Net Rev. less Contingent-3/31/95  28,596,000       Value/Book Value 3/31/95        4.34
Preliminary Value            28,169,845      LTM - Operating Income             2,822,600       Value/Tangible Book            13.67
Stock Options                   117,370                                                         Value/Net Revenue               0.93
                             ----------                                                         Value/Net Rev - Contingent      0.99
Total Value                  28,287,215                                                         Value/LTM Operating Inc.       10.02
                             ----------
EPS - LTM March 31, 1995           0.54
EPS - Fiscal 1995 - Estimate       0.65
Book Value - March 31, 1995        1.89
====================================================================================================================================

                                                               INDICATOR      BUYOUT PROPOSAL         IMPLIED HWK(A)
====================================================================================================================================
MARKET COMPARABLES
Price Earnings (PE) -  1994 Average                               16.5                 15.8                 8.58
Price Earnings (PE) - 1995  Average                               13.5                 12.6                 8.78
Price to Book -  Average                                           2.7                  4.3                 5.12
Total Value to Revenues - Average                                 1.47                  0.9                12.24
====================================================================================================================================

====================================================================================================================================
OTHER MERGERS AND ACQUISITIONS(SIC 6411)

PE - Historical                                                    na                    na                   na
Price to Book                                                     4.96                  4.34                9.37
Total Value to LTM Operating Inc.( Hilb )                         6.00                 10.02                4.93
Total Value to Revenues - Securities Data                         1.31                  0.99               10.79
Total Value to Revenues - Conning & Co.                           1.20                  0.99                9.99
====================================================================================================================================

====================================================================================================================================
KAUFMAN MERGERS AND ACQUISITIONS
Total Value to Revenues(Gross Margin)                             0.77                  0.99                6.37
====================================================================================================================================

====================================================================================================================================
DISCOUNTED CASH FLOW ANALYSIS
Slow growth                                                        na                    na                 5.14
Company's Projections                                              na                    na                 7.35
Most Optimistic                                                    na                    na                 9.35
====================================================================================================================================
====================================================================================================================================
AVERAGE                                                                                                     8.17
====================================================================================================================================

(A) Industry Indicator multiplied by Kaufman variable

________________________________________________________________________________
RONEY & CO.                       PAGE 1 OF 1                 INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO
                     CURRENT INSURANCE INDUSTRY CONDITIONS
________________________________________________________________________________




                               INDUSTRY OVERVIEW


For the property and casualty insurers most analysts expect that industry pricing to remain flat for 1995, with an upturn not expected for at least 2 years. This scenario means that the current era of depressed pricing which started in 1987 has no near term end in sight. Factors that many industry watchers look for to spur a cycle turn include a string of weak underwriting results, industrywide reserve deficiencies, historically low interest rates and a full recognition of environmental liability. A combination of these factors could turn the cycle, but industry surplus levels and more disciplined underwriting should preclude a dramatic upward swing in pricing. There are a number of issues that will impact fundamentals in the coming year:

INTEREST RATES
Convention wisdom says that higher rates hurt insurers because property and casualty investment portfolios are of a long duration. This is true, but the main driver of operating fundaments is the competitive cycle in which interest rates play an ancillary role. The conclusion, it is very difficult to make an industrywide call when rates move.

CATASTROPHES
Future catastrophe losses should be higher than historical levels, however, analysts believe the extraordinary losses of the last three years are an anomaly.

ENVIRONMENTAL LIABILITIES
Analysts are concerned about the industry's accounting for loss reserves in this area. In particular many are concerned about the casualty-liability loss reserve practices in regards to pollution and toxic substances. Superfund continues to be the big question mark as Superfund restructuring could add significantly to insurer taxes without eliminating the vulnerably to litigation. Superfund discussions are to restart soon with industry executives more optimistic about constructive corrections than many industry watchers.

INCREASED REGULATION
Although the National Association of Insurance Commissioners, the industry's self regulating body, has developed some solvency requirements, the SEC and the rating agencies continue to pressure managements to increase loss reserves and improve underwriting margins.





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RONEY & CO.                PAGE 1 OF 2                        INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO
                     CURRENT INSURANCE INDUSTRY CONDITIONS
________________________________________________________________________________



CONCLUSION
In the Property and Casualty area minimal growth in premium and investment income revenues suggest cash flow problems for many commercial lines companies. The unrealized and realized capital gains of 1992 and 1993 contributed to the casualty lines competitive posture, but recent interest rate swings have wiped out any fixed-income unrealized gains. Although specific lines, and particular regions of the country are seeing a firming of prices, most analysts expect underwriting margins to remain weak well into 1995.

Information courtesy Duff and Phelps and DLJ.





________________________________________________________________________________
RONEY & CO.                      PAGE 2 OF 2                  INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO
                 INSURANCE BROKERS - RECENT DEALS AND VALUATION
________________________________________________________________________________



                         INSURANCE BROKER TRANSACTIONS


SLOWING PACE AMONG LARGE HOUSES
In 1994 the number of insurance broker mergers declined again. Noticeably absent were the large "alphabet" houses and the foreign buyers, but regional and smaller privately-held firms picked up the pace. In 1994 the top 15 brokers accounted for only 32% of the U.S. broker transactions, compared to 50% in '92 and '93. This slow down among the major houses shows the following trends. The large players completed most of their transactions in the 1970-1990 time frame also because of their size, small brokers can easily become too expensive to integrate. Other reasons include the lack supply of available brokers and the soft property-casualty markets which has depressed industry profits and growth rates. Brokers that have not followed this recent trend and continue to grow through acquisition include Acordia and United States Insurance Services.


MIDSIZE BROKERS PICK UP SOME SLACK
The midsize regional brokers and smaller agencies have mostly been responsible for picking up the recent slack in broker mergers. Factors that are driving smaller brokers to merge include perpetuation inadequacy, the fact that private brokers do not have the young money to buy out the retiring principals. Other factors include market share, it that local brokers from the same locality are joining forces to keep leadership positions and expense reductions because falling commissions are forcing expense ratios to come down and productivity to go up.


BROKER MERGER VALUES CONTINUE TO SLIDE
In over 90% of the announced insurance broker mergers, financial details of their deals were not disclosed. Based on the several industry mergers that disclosed some price data and industry information, it is clear that independent brokers can no longer command the prices once offered. Except for 1992 deals had the worst average price-to-revenue ratio in a decade at 1.2x.





________________________________________________________________________________
RONEY & CO.                        PAGE 1 OF 2                INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO
                 INSURANCE BROKERS - RECENT DEALS AND VALUATION
________________________________________________________________________________





              INSURANCE BROKERS HISTORICAL ACQUISITION PRICE RATIO

                                                Average Price to Prior
              Year                              Year Revenue Ratio
              1985                                        1.9x
              1986                                        2.5x
              1987                                        1.9x
              1988                                        1.7x
              1989                                        1.3x
              1990                                        1.4x
              1991                                        1.8x
              1992                                        1.0x
              1993                                        1.4x
              1994                                        1.2x



The modest prices paid in recent years to acquire brokers reflect several trends: Many independent brokers are seeking to merge as smaller agencies sought to survive depressed premium rates and stiff competition and recently the number of sellers has exceeded the number of buyers. Also insurance brokerage revenue and earnings growth have been meager in recent years. Stock prices of most brokers have reflected the less-than-robust conditions in this business. For example, the five largest publicly-owned insurance brokers only experienced an average 8% revenue gain last year.

Information courtesy of Conning & Company Mergers & Acquisitions 1995 edition





________________________________________________________________________________
RONEY & CO.                    PAGE 2 OF 2                    INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO
                    MERGERS AND ACQUISITIONS IN THE INDUSTRY
________________________________________________________________________________

             RECENT MERGERS AND ACQUISITIONS OF US TARGET COMPANIES
        WITH PRIMARY SIC CODE 6411 (INSURANCE AGENTS, BROKERS & SERVICE)
                                  DESCRIPTION


   #    DATE ANNOUNCED     DATE EFFECTIVE     TARGET NAME                           TARGET BUSINESS DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------
   1          7/31/89           12/21/89      Kendall Insurance Inc.                Provide Insurance agency, P/C, employee
                                                                                    benefit + risk mgt. services
-----------------------------------------------------------------------------------------------------------------------------
   2         10/14/92           12/31/92      Adjustco Inc.                         Provide claims management and
                                                                                    related services
-----------------------------------------------------------------------------------------------------------------------------
   3         11/30/92            4/28/93      Brown & Brown Inc.                    Insurance brokerage firm

-----------------------------------------------------------------------------------------------------------------------------
   4          2/19/93            3/23/93      Celina Financial Corp.                Insurance agents; provide computer
                                                                                    programming and data
-----------------------------------------------------------------------------------------------------------------------------
   5          4/26/93            10/5/93      Madison Capital Inc.                  Insurance agency

-----------------------------------------------------------------------------------------------------------------------------
   6          5/4/93             6/2/93       Woodsmall Cos.                        Insurance agency; provide fidelity and
                                                                                    surety bonding services
-----------------------------------------------------------------------------------------------------------------------------
   7          6/11/93            6/11/93      Equivest Finance Inc.                 Provide insurance brokerage services

-----------------------------------------------------------------------------------------------------------------------------
   8         11/22/93            1/25/94      Allegiance Insurance Co.              Insurance agency

-----------------------------------------------------------------------------------------------------------------------------
   9         12/20/93            4/6/94       Gen Insurance Co. (Gen Holding)       Insurance agency

-----------------------------------------------------------------------------------------------------------------------------
   10         2/1/94             2/1/94       Equivest Finance (Atlantic)           Provide insurance brokerage services

-----------------------------------------------------------------------------------------------------------------------------
   11         8/8/94             11/2/94      Health Enterprises Inc.               Insurance agency; provide medical ins.
                                                                                    claim processing, mgt. services
-----------------------------------------------------------------------------------------------------------------------------
   12         9/13/94            3/1/95       Bankers Financial Corp.               Provide ins. management and related
                                                                                    services; holding company


    ACQUIRER NAME                         ACQUIRER BUSINESS DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------
   1   Corroon & Black Corp.                 Provide insurance brokerage, life, health
                                             and casualty ins., pension fund & consulting
-----------------------------------------------------------------------------------------------------------------------------
   2   Preferred Health Care Ltd.            Own and operate mental health centers
                                             as well as other outpatient care facilities
-----------------------------------------------------------------------------------------------------------------------------
   3   Poe & Associates Inc.                 Insurance agency

-----------------------------------------------------------------------------------------------------------------------------
   4   National Mutual Insurance Co.         Fire, marine and casualty insurance company

-----------------------------------------------------------------------------------------------------------------------------
   5   Citation Insurance Group              Insurance company; holding company

-----------------------------------------------------------------------------------------------------------------------------
   6   Arthur J. Gallagher & Co.             Insurance agency

-----------------------------------------------------------------------------------------------------------------------------
   7   Atlantic Investment Partners          Investment firm

-----------------------------------------------------------------------------------------------------------------------------
   8   Horace Mann Educators Corp.           Provide property, casualty and life insurance
                                             services; holding company
-----------------------------------------------------------------------------------------------------------------------------
   9   Intergroup Healthcare Corp.           Own and operate HMO's; holding company

-----------------------------------------------------------------------------------------------------------------------------
   10  Investor group                        Investor group

-----------------------------------------------------------------------------------------------------------------------------
   11  Coastal Healthcare Group Inc.         Own and operate health maintenance
                                             organizations
-----------------------------------------------------------------------------------------------------------------------------
   12  Miners National Bancorp               Commercial bank holding company

________________________________________________________________________________
RONEY & CO.                        PAGE 1 OF 6               INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO
                    MERGERS AND ACQUISITIONS IN THE INDUSTRY
________________________________________________________________________________

             RECENT MERGERS AND ACQUISITIONS OF US TARGET COMPANIES
        WITH PRIMARY SIC CODE 6411 (INSURANCE AGENTS, BROKERS & SERVICE)
                             FINANCIALS AND RATIOS

                                                                                                              TARGET OPERATING
                                                     VALUE OF DEAL       ENTERPRISE VALUE       PRICE PER        INCOME LTM
   #    TARGET NAME                                      $ (M)                $ (M)               SHARE            $ (M)
---------------------------------------------------------------------------------------------------------------------------------
   1    Kendall Insurance Inc.                           22.0                 20.581              32.38             1.2

---------------------------------------------------------------------------------------------------------------------------------
   2    Adjustco Inc.                                     7.0                   -                   -               0.8

---------------------------------------------------------------------------------------------------------------------------------
   3    Brown & Brown Inc.                               46.6                 47.772              69.44             2.2

---------------------------------------------------------------------------------------------------------------------------------
   4    Celina Financial Corp.                            4.1                  7.109                5.8             2.4

---------------------------------------------------------------------------------------------------------------------------------
   5    Madison Capital Inc.                             23.5                 10.222               0.69             0.5

---------------------------------------------------------------------------------------------------------------------------------
   6    Woodsmall Cos.                                   12.0                  9.754               8.76             0.4

---------------------------------------------------------------------------------------------------------------------------------
   7    Equivest Finance Inc.                             2.0                   -                   -              -0.5

---------------------------------------------------------------------------------------------------------------------------------
   8    Allegiance Insurance Co.                         35.4                   -                   -              12.9

---------------------------------------------------------------------------------------------------------------------------------
   9    Gen Insurance Co. (Gen Holding)                  20.0                   -                   -               5.5

---------------------------------------------------------------------------------------------------------------------------------
   10   Equivest Finance (Atlantic)                      13.9                 64.927               6.52            -1.7

---------------------------------------------------------------------------------------------------------------------------------
   11   Health Enterprises Inc.                          74.5                   -                   -               2.1

---------------------------------------------------------------------------------------------------------------------------------
   12   Bankers Financial Corp.                          14.3                 63.528                 26             1.4


        AVERAGE

                                                            TARGET NET                     TARGET COMMON
                                           DEAL VALUE/       SALES LTM       DEAL VALUE/       EQUITY
   #    TARGET NAME                        LTM OP INC.         $ (M)          LTM SALES        $ (M)
---------------------------------------------------------------------------------------------------------------------------------
   1    Kendall Insurance Inc.                18.33             12.3            1.79            1.5

---------------------------------------------------------------------------------------------------------------------------------
   2    Adjustco Inc.                          8.75               26            0.27            0.9

---------------------------------------------------------------------------------------------------------------------------------
   3    Brown & Brown Inc.                    21.18             33.1            1.41            8.6

---------------------------------------------------------------------------------------------------------------------------------
   4    Celina Financial Corp.                 1.71              3.9            1.05           12.8

---------------------------------------------------------------------------------------------------------------------------------
   5    Madison Capital Inc.                  47.00             25.2            0.93           30.2

---------------------------------------------------------------------------------------------------------------------------------
   6    Woodsmall Cos.                        30.00             10.6            1.13            1.6

---------------------------------------------------------------------------------------------------------------------------------
   7    Equivest Finance Inc.                  na                3.6            0.56            1.1

---------------------------------------------------------------------------------------------------------------------------------
   8    Allegiance Insurance Co.               2.74             35.9            0.99           18.2

---------------------------------------------------------------------------------------------------------------------------------
   9    Gen Insurance Co. (Gen Holding)        3.64             62.4            0.32           13.3

---------------------------------------------------------------------------------------------------------------------------------
   10   Equivest Finance (Atlantic)            na                3.6            3.86              3

---------------------------------------------------------------------------------------------------------------------------------
   11   Health Enterprises Inc.               35.48               64            1.16            6.5

---------------------------------------------------------------------------------------------------------------------------------
   12   Bankers Financial Corp.               10.21              6.3            2.27            8.7


        AVERAGE                               17.90                             1.31

                                                        TARGET EARNINGS               PRICE/
                                       DEAL VALUE/      PER SHARE                   EARNINGS
   #    TARGET NAME                     EQUITY               LTM
---------------------------------------------------------------------------------------------------------------------------------
   1    Kendall Insurance Inc.           14.67             1.11                       29.17

---------------------------------------------------------------------------------------------------------------------------------
   2    Adjustco Inc.                     7.78               -                          na

---------------------------------------------------------------------------------------------------------------------------------
   3    Brown & Brown Inc.                5.42              1.8                       38.58

---------------------------------------------------------------------------------------------------------------------------------
   4    Celina Financial Corp.            0.32             1.08                        5.37

---------------------------------------------------------------------------------------------------------------------------------
   5    Madison Capital Inc.              0.78            -0.01                        neg.

---------------------------------------------------------------------------------------------------------------------------------
   6    Woodsmall Cos.                    7.50             0.29                       30.21

---------------------------------------------------------------------------------------------------------------------------------
   7    Equivest Finance Inc.             1.82               -                           na

---------------------------------------------------------------------------------------------------------------------------------
   8    Allegiance Insurance Co.          1.95               -                           na

---------------------------------------------------------------------------------------------------------------------------------
   9    Gen Insurance Co. (Gen Holding)   1.50               -                           na

---------------------------------------------------------------------------------------------------------------------------------
   10   Equivest Finance (Atlantic)       4.63            -0.88                        neg.

---------------------------------------------------------------------------------------------------------------------------------
   11   Health Enterprises Inc.          11.46              6.8                          na

---------------------------------------------------------------------------------------------------------------------------------
   12   Bankers Financial Corp.           1.64             1.79                       14.53
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      23.57
        AVERAGE                           4.96

________________________________________________________________________________
RONEY & CO.                       PAGE 2 OF 6                 INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                PROJECT SPEEDO
                   MERGERS AND ACQUISITIONS IN THE INDUSTRY
________________________________________________________________________________


             RECENT MERGERS AND ACQUISITIONS OF US TARGET COMPANIES
          WITH PRIMARY SIC CODE 6331 (FIRE, MARINE CASUALTY INSURANCE)
                                  DESCRIPTION


   #    DATE ANNOUNCED      DATE EFFECTIVE      TARGET NAME                         TARGET BUSINESS DESCRIPTION
-------------------------------------------------------------------------------------------------------------------------
   1          2/14/89             4/12/90       Acceptance Insurance Hldgs.         Property and casualty insurance
                                                                                    company
-------------------------------------------------------------------------------------------------------------------------
   2          6/20/89             8/31/89       American Capacity Group Inc.        Property and casualty insurance
                                                                                    holding company
-------------------------------------------------------------------------------------------------------------------------
   3          7/17/90             12/31/90      Cimarron Investment Co.             Insurance Company; holding company

-------------------------------------------------------------------------------------------------------------------------
   4          12/20/90            12/31/91      Belvedere Corp.                     Property, casualty insurance company

-------------------------------------------------------------------------------------------------------------------------
   5          2/18/92             8/27/92       Niagara Exchange Corp.              Provide property and casualty ins.
                                                                                    services; holding company
-------------------------------------------------------------------------------------------------------------------------
   6          3/20/92             7/31/92       Belvedere Corp.                     Property, casualty insurance company




         ACQUIRER NAME                         ACQUIRER BUSINESS DESCRIPTION
-------------------------------------------------------------------------------------------------------------------------
   1      Stoneridge Resources Inc.             Produce citrus fruit, Mfr. plastic prdts, real
                                                estate development, investment firm
-------------------------------------------------------------------------------------------------------------------------
   2      RLI Corp.                             Provide contact lens + specialty property
                                                ins. mgt. services
-------------------------------------------------------------------------------------------------------------------------
   3      American Fidelity Corp.               Provide insurance services; real estate
                                                agency
-------------------------------------------------------------------------------------------------------------------------
   4      Storebrand America Inc.               Insurance agency

-------------------------------------------------------------------------------------------------------------------------
   5      Selective Insurance Group             Provide insurance and personal credit
          Inc.                                  services; holding company

-------------------------------------------------------------------------------------------------------------------------
   6      BLV Acquisition Corp.                 Investor group



________________________________________________________________________________
RONEY & CO.                      PAGE 3 OF 6                 INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                PROJECT SPEEDO
                    MERGERS & ACQUISITIONS IN THE INDUSTRY
________________________________________________________________________________

             RECENT MERGERS AND ACQUISITIONS OF US TARGET COMPANIES
          WITH PRIMARY SIC CODE 6331 (FIRE, MARINE CASUALTY INSURANCE)
                              FINANCIALS & RATIOS

                                                                                        TARGET OPERATING
                                      VALUE OF DEAL    ENTERPRISE VALUE      PRICE PER    INCOME LTM        DEAL VALUE/
#    TARGET NAME                         $ (M)              $ (M)             SHARE          $ (M)          LTM OP INC.
---------------------------------------------------------------------------------------------------------------------------
1    Acceptance Insurance Hldgs.          35.9              24.14             22.55           6.5              5.52
---------------------------------------------------------------------------------------------------------------------------
2    American Capacity Group Inc.          7.1                 -              18               -                na
---------------------------------------------------------------------------------------------------------------------------
3    Cimarron Investment Co.               3.8               4.64             11.37            -                na
---------------------------------------------------------------------------------------------------------------------------
4    Belvedere Corp.                       0.7                 -               2.38          -2.6               na
---------------------------------------------------------------------------------------------------------------------------
5    Niagara Exchange Corp.               31.9              32.758            11.5            3.2              9.97
---------------------------------------------------------------------------------------------------------------------------
6    Belvedere Corp.                      16.9                -                6.3            2.8              6.04

===========================================================================================================================
     AVERAGE                                                                                                   7.18
===========================================================================================================================
                                      TARGET NET                     TARGET COMMON                 TARGET EARNINGS
                                       SALES LTM      DEAL VALUE/       EQUITY        DEAL VALUE/     PER SHARE       PRICE/
#    TARGET NAME                         $ (M)         LTM SALES         $ (M)          EQUITY           LTM         EARNINGS
-------------------------------------------------------------------------------------------------------------------------------
1    Acceptance Insurance Hldgs.          36.5            0.98           19.4            1.85           2.54           8.88
-------------------------------------------------------------------------------------------------------------------------------
2    American Capacity Group Inc.         24.9            0.29           23.5            0.30           1.36           13.24
-------------------------------------------------------------------------------------------------------------------------------
3    Cimarron Investment Co.              36.8            0.10            6.9            0.55          -7.83            neg
-------------------------------------------------------------------------------------------------------------------------------
4    Belvedere Corp.                      36.3            0.02           45.6            0.02          -0.7             neg
                                                       not in avg                     not in avg
-------------------------------------------------------------------------------------------------------------------------------
5    Niagara Exchange Corp.               39.3            0.81           16.1            1.98           0.98           11.73
-------------------------------------------------------------------------------------------------------------------------------
6    Belvedere Corp.                      35.0            0.48           47.8            0.35           0.37           17.03

===============================================================================================================================
     AVERAGE                                              0.53                           1.01                          12.72
===============================================================================================================================

_______________________________________________________________________________
RONEY & CO.                       PAGE 4 OF 6                INVESTMENT BANKING
_______________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO
                    MERGERS AND ACQUISITIONS IN THE INDUSTRY
________________________________________________________________________________

                                 H. W. KAUFMAN
                            SUMMARY OF ACQUISITIONS

                                                                         TARGET OPERATING                    TARGET NET
                               VALUE OF DEAL     DATE        PRICE PER      INCOME LTM       DEAL VALUE/      RETAINED
   #   TARGET NAME                $ (000)                      SHARE           $ (M)         LTM OP INC.      $ (000)
-----------------------------------------------------------------------------------------------------------------------
   1   Floyd West & Co              1,500       31-Dec-91         na             na                na           2,471
-----------------------------------------------------------------------------------------------------------------------
   2   RKS                            450       1-May-92          na             na                na             742
-----------------------------------------------------------------------------------------------------------------------
   3   Howard James Co              1,200       1-Feb-94          na             na                na           1,523
-----------------------------------------------------------------------------------------------------------------------
   4   A & H Cleveland                114       1-Jun-94          na             na                na             164
-----------------------------------------------------------------------------------------------------------------------
   5   A & H Atlanta(CA.)             185       17-Oct-94         na             na                na             249
-----------------------------------------------------------------------------------------------------------------------
   6   McLaughlin Agency              400       1-Mar-95          na             na                na             425
-----------------------------------------------------------------------------------------------------------------------
   7   Illinois R.B. Jones            950       31-Mar-95         na             na                na           1,165
-----------------------------------------------------------------------------------------------------------------------

=======================================================================================================================
AVERAGE                               686                                                                         963
=======================================================================================================================
                                                   TARGET COMMON                   TARGET EARNINGS
                                   DEAL VALUE/       EQUITY          DEAL VALUE/     PER SHARE        PRICE/
   #   TARGET NAME                  LTM SALES         $ (M)            EQUITY           LTM          EARNINGS
---------------------------------------------------------------------------------------------------------------
   1   Floyd West & Co               60.7%              na                na              na             na
---------------------------------------------------------------------------------------------------------------
   2   RKS                           60.6%              na                na              na             na
---------------------------------------------------------------------------------------------------------------
   3   Howard James Co               78.8%              na                na              na             na
---------------------------------------------------------------------------------------------------------------
   4   A & H Cleveland               69.5%              na                na              na             na
---------------------------------------------------------------------------------------------------------------
   5   A & H Atlanta(CA.)            74.3%              na                na              na             na
---------------------------------------------------------------------------------------------------------------
   6   McLaughlin Agency             94.1%              na                na              na             na
---------------------------------------------------------------------------------------------------------------
   7   Illinois R.B. Jones           81.5%              na                na              na             na
---------------------------------------------------------------------------------------------------------------

===============================================================================================================
AVERAGE                              74.2%
===============================================================================================================


________________________________________________________________________________
RONEY & CO.                       PAGE 5 OF 6                 INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO
                    MERGERS AND ACQUISITIONS IN THE INDUSTRY
________________________________________________________________________________

                        SUMMARY OF CONNING & CO. REPORT
                                ON RECENT DEALS

                                                                                        TARGET OPERATING                TARGET NET
                                         VALUE OF DEAL        DATE        PRICE PER        INCOME LTM      DEAL VALUE/    RETAINED
   #    TARGET NAME/BUYER                   $ (000)                         SHARE            $ (M)         LTM OP INC.    $ (000)
----    -----------------                -------------       -----        ----------   -----------------   ------------ ----------
   1    Pettit-Morry                           23,000     April, 1994         na               na              na          23,000
        Acordia
   2    Bain Hogg Group(Brokerage)             65,000         1994            na               na              na          72,222
        Acordia
   3    American Business Insurance           130,000         1994                                                        118,180
        Acordia
   4    Elton George                           na             1994            na               na             8.00           na
        E.W. Blanch
   5    Hogg Group                            177,000         1993                                                        136,155
        Bain Clarkston



                                                         TARGET COMMON                      TARGET EARNINGS
                                         DEAL VALUE/        EQUITY         DEAL VALUE/         PER SHARE          PRICE/
   #    TARGET NAME/BUYER                 LTM SALES          $ (M)            EQUITY              LTM            EARNINGS
----    -----------------                -------------       -----         ---------         --------------      --------
   1    Pettit-Morry                        100.0%            na                na                na                na
        Acordia
   2    Bain Hogg Group(Brokerage)           90.0%            na                na                na                na
        Acordia
   3    American Business Insurance         110.0%            na                na                na                na
        Acordia
   4    Elton George                        170.0%            na                na                na                na
        E.W. Blanch
   5    Hogg Group                          130.0%            na                na                na                na
        Bain Clarkston

AVERAGE                                             120.0%

Comment: Most brokers are fortunate to receive 1x commission offer
         Hilb Rogal average deal is 6x Pre Tax Earnings




________________________________________________________________________________
RONEY & CO.                          PAGE 6 OF 6             INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO
                  PUBLICLY TRADED COMPARABLE COMPANY ANALYSIS
________________________________________________________________________________

                    INSURANCE BROKERS - INDUSTRY COMPARISONS

                                                                                                      EARNINGS PER SHARE
COMPANY NAME                          STOCK PRICE   SHARES    MARKET     52 WK        BOOK    PRICE/  ------------------
AND SYMBOL                             05/09/95    OUT (M)    CAP. (M)    H-L        VALUE   BOOK VAL   F1994A   F1995E
                                      -----------  -------    --------   -----       -----   --------   ------   -------
Acordia, Inc. (ACO)                     $30.750     14.09     $433.3    34 - 24     $13.49       2.28   $2.04    $2.33

Alexander & Alexander (AAL)             $24.625     43.80    $1,078.6   25 - 14      $7.04       3.50  ($2.79)   $1.04

Aon Corporation (AOC)                   $36.375     106.20   $3,863.0   38 - 29     $20.85       1.74   $3.14    $3.40

Arthur J. Gallagher (AJG)               $35.000     15.90     $556.5    36 - 29      $6.57       5.33   $2.17    $2.45

Baldwin & Lyons, Inc. (BWINB)           $16.500     15.20     $250.8    17 - 15     $14.11       1.17   $1.37    $1.48

W.R. Berkley Corp. (BKLY)               $38.000      17.1     $649.8    42 - 32     $36.06       1.05   $1.44    $2.44

E. W. Blanch Holdings, Inc. (EWB)       $18.000      14.0     $252.0    23 - 18      $4.32       4.17   $1.22    $1.49

Continental Corporation (CIC)           $19.875      55.5    $1,102.7   20 - 12     $16.49       1.21     NA     $1.19

Gainsco, Inc. (GNA)                     $10.125     20.47     $207.3    11 - 7       $3.79       2.67   $0.77    $0.89

Hilb, Rogal and Hamilton (HRH)          $12.000     14.70     $176.4    13 - 10      $4.30       2.79   $0.77    $0.90

Home Holdings, Inc. (HHI)               $9.625      34.82     $335.1    15 - 3      $10.60       0.91     NA     $1.20

Marsh & McLennan (MMC)                  $77.000      73.2    $5,636.4   88 - 71     $19.95       3.86   $5.13    $5.58

Mutal Risk Management (MM)              $33.000     13.19     $435.3    33 - 21      $9.41       3.51   $1.80    $2.16

Poe & Brown, Inc. (POBR)                $24.000      8.48     $203.5    24 - 18      $4.87       4.93   $1.40    $1.68

St. Paul Companies                      $48.375     84.20    $4,073.2   51- 37      $32.16       1.50   $5.12    $5.13

Victoria Financial, Inc. (VICF)         $14.625      4.00      $58.5    15 - 6       $6.81       2.15   $0.44    $1.00

Transatlantic Holdings, Inc. (TRH)      $63.250     22.90    $1,448.4   64 - 47     $33.30       1.90   $4.44    $4.96

Underwriters Financial Group (UFG)      $1.625       8.19      $13.3     2 - 1       $0.40       4.06   $0.40      na

Willis Corroon Group (WCG)              $12.625     417.00   $5,264.6   18 - 10        na         na    $0.84      na

Average                                             51.73    $1,370.5                            2.71

Median                                              17.10     435.27                             2.48

H. W. Kaufman Financial Group (HWK)      $8.20      3.44       $28.2     8 - 3       $1.89       4.34   $0.52    $0.65

S & P 500                               $514.86                         515-435                        $31.25   $37.25


COMPANY NAME                         P/E   P/E   RELATIVE    DIV.     1994      MARKET CAP/    PRETAX   MARKET CAP/
AND SYMBOL                          1994E 1995E   95  P/E   YIELD   REVENUES      REVENUE      PROFIT  PRE TAX PROFIT
                                    -----------  --------   -----   --------    ----------     ------  --------------
Acordia, Inc. (ACO)                 15.1  13.2     0.96     2.32%     $412          1.05        46.5       9.32     (A)

Alexander & Alexander (AAL)           NA  23.7     1.72     0.43%    $1,323         0.82      ($146.8)      NA

Aon Corporation (AOC)               11.6  10.7     0.78     3.74%    $1,934         2.00        538        7.18

Arthur J. Gallagher (AJG)           16.1  14.3     1.04     2.51%     $356          1.56        53.2       10.46

Baldwin & Lyons, Inc. (BWINB)       12.0  11.1     0.81     1.45%     $105          2.39         30        8.36     (B)
                                                                                                        not in avg.
W.R. Berkley Corp. (BKLY)           26.4  15.6     1.13     1.30%     $830          0.78        30.7       21.17

E. W. Blanch Holdings, Inc. (EWB)   14.8  12.1     0.88     1.78%     $81           3.11        28.6       8.81

Continental Corporation (CIC)         NA  16.7     1.21     1.25%      NA            NA         neg.        NA

Gainsco, Inc. (GNA)                 13.1  11.4     0.82     3.80%     $94           2.22         20        10.36    (B)

Hilb, Rogal and Hamilton (HRH)      15.6  13.3     0.97     4.67%     $141          1.25        18.8       9.38

Home Holdings, Inc. (HHI)             NA   8.0     0.58     0.00%    $2,217         0.15        neg.        na

Marsh & McLennan (MMC)              15.0  13.8     1.00     2.57%  $3,435.00        1.64       631.5       8.93

Mutal Risk Management (MM)          18.3  15.3     1.11     0.97%      na            na          na         na

Poe & Brown, Inc. (POBR)            17.1  14.3     1.04     2.00%     $100          2.05        20.3       10.03

St. Paul Companies                   9.4   9.4     0.68     3.31%    $3,412         1.19       563.6       7.23

Victoria Financial, Inc. (VICF)     33.2  14.6     1.06     0.00%     $59           0.99         na         na

Transatlantic Holdings, Inc. (TRH)  14.2  12.8     0.92     0.63%    $1,004         1.44       119.2       12.15
                                    not in avg.
Underwriters Financial Group (UFG)   4.1    na       na     0.00%     $15           0.88        2.8        4.75
                                                                                not in avg.
Willis Corroon Group (WCG)          15.0    na       na      5.3%    $1,069         4.92         na         na

Average                             16.5  13.5     0.98     2.38%     $976          1.47                   10.85

Median                              15.0  13.3     0.97     2.16%     $412          1.35                   8.93

H. W. Kaufman Financial Group (HWK) 15.8  12.6     0.91     2.98%     $52           0.54        3.2        8.82

S & P 500                           16.5  13.8              2.80%

Earnings estimates from Bloomberg & Nelson investment services, S&P earnings estimates from DLJ.
NA = Information not available
(A) last two columns based on 3Q's of data
(B) Pretax profit is an estimate based on prior years tax rate


________________________________________________________________________________
RONEY & CO.                           PAGE 1 OF 4             INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                PROJECT SPEEDO
                 PUBLICLY TRADED COMPARABLE COMPANY ANALYSIS
________________________________________________________________________________


ACORDIA, INC.           Acordia, Inc. Is a holding company for 22
(ACO)                   operating business units which provide insurance
                        brokerage, claims administration, underwriting management and employee benefits consulting services.
                        The Company sells its services to governments, non-profit and private sector employers, groups, trusts and associations through 260 sales representatives and 8700 independent agents.

ALEXANDER & ALEXANDER   Alexander & Alexander Services,Inc. provides
(AAL)                   risk management and insurance services, specialist
                        insurance brokering, reinsurance brokering and human resource management consulting services. The
                        Company operates more than 300 offices in approximately
                        80 countries.

AON CORPORATION         Aon Corporation is an insurance holding company
(AOC)                   which underwrites accident and health, life and
                        specialty property-casualty insurance. The
                        Company's Rollins Hudig Hall Group subsidiary operates insurance brokerage units and services. Aon's other subsidiaries include Combined Insurance Life of Virginia, Union Fidelity and Ryan Insurance Group.

ARTHUR J. GALLAGHER     The Company along with its subsidiaries,
& CO.                   provides insurance brokerage, risk management
(AJG)                   and related services to clients in the US and abroad.
                        Specific insurance coverage includes all forms of property-casualty, marine, employee benefits, pension and life insurance products.

BALDWIN & LYONS, INC.   The Company through its divisions and subsidiaries,
(BWINB)                 markets and underwrites property and casualty insurance
                        for the trucking industry. The Company also conducts insurance brokerage and agency operations. In addition, Baldwin offers specialized insurance-related services.

W.R. BERKLEY            The Company is an insurance holding firm which
CORPORATION             provides regional property casualty insurance in
(BKLY)                  the Midwestern and Southwestern US. The Company
                        also offers specialty insurance which includes excess and surplus, commercial transportation and insurance services operations including management of alternative market mechanisms.

E.W. BLANCH HOLDINGS    The Company provides reinsurance policies to insurance
(EWB)                   companies throughout the US.  The company structures
                        and arranges reinsurance between insurers seeking to cede risks and reinsurers willing to take on such risks. E. W. Blanch provides traditional property and casualty reinsurance, workers'compensation, life, accident and health, and excess and surplus lines.

CONTINENTAL CORPORATION The company is an insurance holding company for
(CIC) Continental Insurance Company. The Company underwrites property and casualty insurance policies, offered throughout the US, Canada and other foreign countries. The Company also provides adjusting, insurance underwriting management, premium financing and investment advising.


________________________________________________________________________________
RONEY & CO.                  PAGE 2 OF 4                      INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                PROJECT SPEEDO
                 PUBLICLY TRADED COMPARABLE COMPANY ANALYSIS
________________________________________________________________________________



GAINSCO, INC.           The Company is a property and casualty insurance
(GNA)                   company, writing commercial automobile, general
                        liability, auto garage, commercial multiperil, monoline fire and personal motor home and RV insurance coverage.
                        Gainsco is licensed to sell insurance in 49 states through approximately 140 non-affiliated general agents.

HILB, ROGAL AND         The Company owns insurance agencies and offers risk
HAMILTON                management, claims administration and loss control
(HRH)                   consulting. The Company's subsidiaries agencies
                        place property and casualty, marine, aviation and employee benefits coverage with insurance carries and underwriters. Hilb operates in 16 states and the District of Columbia from 54 offices.

HOME HOLDINGS, INC.     The Company writes property and casualty insurance
(HHI)                   through its subsidiary, Home Insurance. Home Insurance
                        focuses on specialty risks including liability for lawyers, directors and officers and other areas of businesses, individuals and professionals. The Company has national commercial accounts based on industry group or divided by state or region.

MARSH & MCLENNAN COS.   The Company through its subsidiaries and affiliates,
(MMC)                   provides professional advice and related services such
                        as insurance and reinsurance brokerage, consulting and investment management services. The Company provides its analysis, advice and transactional capabilities to a wide array of clients worldwide.

MUTUAL RISK MANAGEMENT  The company provides risk-management services to
(MM) insurance brokers and consultants representing clients seeking an alternative to commercial insurance for their risk exposure. Services offered include design and implementation of an effective risk financing program, issuance of an insurance policy and brokering to unaffiliated reinsurers.

POE & BROWN, INC.       The Company is a general insurance agency headquartered
(POBR)                  in Tampa, FL.  The business is comprised of general
                        retail operations with direct marketing by Poe employees of all types of insurance to a broad range of commercial, professional and personal clients and wholesale operations. Poe has offices in many states.


ST. PAUL COMPANIES,     The Company through its subsidiaries, provides property
INC.                    -liability insurance underwriting, reinsurance
(SPC)                   underwriting and selling, insurance brokerage products
                        and services and sponsors, markets and manages tax-free investments for individual investors. The
                        Company has operations worldwide.

VICTORIA FINANCIAL      The Company is a specialty lines insurance holding
CORP.                   company concentrating in nonstandard automobile
(VICF)                  insurance. The Company underwrites insurance in
                        approximately nine states but is licensed to write business in an additional 17 states and the District of Columbia.

________________________________________________________________________________
RONEY & CO.                    PAGE 3 OF 4                    INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                PROJECT SPEEDO
                 PUBLICLY TRADED COMPARABLE COMPANY ANALYSIS
________________________________________________________________________________



TRANSATLANTIC HOLDINGS  The Company through its wholly owned subsidiaries,
(TRH) provides property and casualty reinsurance, directly or through brokers, to insurance and reinsurance companies in both domestic and international markets. The Company places and emphasis on specialty risks.

UNDERWRITERS FINANCIAL  The Company provides clients with insurance brokerage
GROUP                   and financial services. The Company's services include
(UFG)                   commercial casualty, marine and property insurance,
                        life and employee benefits and risk management services. Underwriters Financial markets coverage programs to select industry groups and international businesses.

WILLIS CORROON GROUP    The Company through three business units, provides
PLC                     insurance and reinsurance brokerage services along with
(WCG)                   such specialist services as risk management, financial
                        planning, human resources and actuarial consulting.
                        The company provides these services to industrial, commercial, and individual clients throughout the world.


________________________________________________________________________________
RONEY & CO.                    PAGE 4 OF 4                    INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO

                         DISCOUNTED CASH FLOW ANALYSIS
________________________________________________________________________________


               ASSUMPTIONS USED IN DISCOUNTED CASH FLOW MODEL

1) SLOW GROWTH SCENARIO

Sales: Growth rate 9% in 1995 and 10% every year thereafter - see internal growth rate calculation on page 21 of this section.

Margins: COGS at historical levels of 43.5% Operating expense at 51.5%, the historical average. Taxes at historical 45% level.

Weighted Average Cost of Capital 15% see calculation on page 23.

2) COMPANY PROJECTIONS SCENARIO

The Company Projections scenario follows the Company five year forecast as detailed below.

Bonuses were added to the expense line see page 21 of this section.

Weighted Average Cost of Capital 15% see calculation on page 23.

3) MOST OPTIMISTIC SCENARIO

In this scenario Company Projections were followed and additional assumptions were made as to potential cost savings that cold be realized should a large Insurance Company purchase HWK. Cost cuts could be made by consolidating the unprofitable California and Nevada offices, we project cost savings of $1,065,536. Additional cost savings could be made by slashing CEO compensation and the accounting and administration functions at the home office.

All calculations can be found on page 22.

Bonuses were added to the expense line and computed costs savings subtracted from the expense line see page 21.


Weighted Average Cost of Capital 15% see calculation on page 23.

________________________________________________________________________________
RONEY & CO.                PAGE 1 OF 23                       INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO

                         DISCOUNTED CASH FLOW ANALYSIS
________________________________________________________________________________




                              FIVE-YEAR PROJECTION

The H.W. Kaufman Financial Group, Inc. Five-Year Projections which follow include the 1994 Actuals for comparison purposes.

The 1995 projection is based on the 1995 budget with a modification for the Contingent Commissions. In the budget $1,700,000 is used, however, in the 1995 projections $1,985,132 is used per a projected Commissions schedule prepared on February 28, 1995.

The Contingent Commissions for 1996 and 1997 is based on the same schedule, while in 1998 and 1999 it is assumed the Contingents would be 2.94% of Total Income.


                               15% PREMIUM GROWTH

                                                            ANNUAL                                                  %
                                                            PREMIUM                INCREASE OVER PRIOR YEAR      INCREASE
                    ------------------------------------------------------------------------------------------------------
                    1994 ACTUAL                           $232,700,000                   $28,500,000                14%

                    1995 PROJECTED                        $253,600,000                   $20,900,000                 9%

                    1996 PROJECTED                        $291,640,000                   $38,040,000                15%

                    1997 PROJECTED                        $335,386,000                   $43,746,000                15%

                    1998 PROJECTED                        $385,694,000                   $50,308,000                15%

                    1999 PROJECTED                        $443,548,000                   $57,854,000                15%




________________________________________________________________________________
RONEY & CO.                PAGE 2 OF 23                       INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO

                         DISCOUNTED CASH FLOW ANALYSIS
________________________________________________________________________________


The above increases are to be accomplished by increased volume from existing offices. During 1996 through 199 , a hardening of the market is projected, where it is expected there will be not only an increase in our existing business, but also the reception of a higher premium on the existing book of business.

When referring to the Five-year projection which follows, the calculations were based as detailed below.

The Commission & Fees Income and Commission Expense for 1996, 1997, 1998 and
199    was computed by using the percent of Commission & Fees Income and
Commission Expense in 1995 when compared to the Premiums in 1995.

Operating Expenses in 1995 were determined as follows:

         A. Payroll was determined based on the September 1994 Payroll Roster. The Branch Managers provided the increases they will be awarding to their employees during 1995 and any additional employees that will be added during 1995.

         B. Contract Services was based on the Branch Managers' expected use of temporary employees and adjusted to reflect management's expectations.

         C. Payroll Benefits and Payroll Taxes were calculated as a percent of Payroll based on the Actual September 1994 Expense Annualized.

         D. Inspection Fees were computed as a percent to Total Income by Branch.

         E. Existing Leases for each office were reviewed and the office rent was adjusted to reflect known changes.

         F. Other expenses were reviewed and adjusted to reflect reasonable increases, usually around 5%.

Other Income was based on 1994 Actual.

Branch Managers and Non-executive Bonuses were calculated at 13% of pretax profit and reduced by 10% of the difference in amortization from the prior year to the current year. Executive bonuses were computed based on their respective formulas.





________________________________________________________________________________
RONEY & CO.                PAGE 3 OF 23                       INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                 PROJECT SPEEDO

                         DISCOUNTED CASH FLOW ANALYSIS
________________________________________________________________________________


Income Taxes were computed at 45% of Pretax Income, the same as 1994.

Divisional Operating Expenses were adjusted down by 1% in 1996 and 1997 to reflect increased efficiencies through computerization of underwriting and clerical functions at the branch offices. This increased efficiency is projected to level-out and maintain the 1997 percentage in 1998 and 1999.

Over the period 1995 through 1999, Amortization for intangibles (Purchase of Books of Business or Acquisition of Agencies) should reduce to $245,000 by 1999 from $866,000 in 1995. No adjustment has been made to reflect this change.

General & Administrative Expenses and Other Income for 1996, 1997, 1998, and 1999 were based on their respective percentage of Total Income in the 1995 projection.





________________________________________________________________________________
RONEY & CO.                PAGE 4 OF 23                       INVESTMENT BANKING
________________________________________________________________________________

February 27, 1995     H. W. KAUFMAN FINANCIAL GROUP, INC.
                            5 YEAR PROJECTION


                                                   1994                       1995                    1996
                                                 ACTUAL                  PROJECTED               PROJECTED
                                           ------------            ---------------        ----------------
PERCENT OF PRIOR YEAR                           113.98%                   109.00%                   115.00%

GROSS PREMIUM                              $232,672,343              $253,606,297              $291,647,242

COMMISSION & FEES
  COMMISSION INCOME                         $43,244,410   85.58%      $47,387,330   86.34%      $54,495,430   86.34%
  INSPECTION FEES                              $847,932    1.68%                      .00%               $0     .00%
  POLICY FEES                                $5,076,755   10.05%       $7,040,794   12.83%       $8,096,913   12.83%
  MISC. FEES                                   $906,954    1.79%          $47,828     .09%          $55,002     .09%
  INTEREST INCOME                              $454,543     .90%         $410,123     .75%         $471,641     .75%
     TOTAL INCOME                           $50,530,594  100.00%      $54,886,075  100.00%      $63,118,986  100.00%

  COST OF COMMISSION & FEES                 $22,745,536   45.01%      $24,731,841   45.06%      $28,441,617   45.06%

    GROSS PROFIT                            $27,785,058   54.99%      $30,154,234   54.94%      $34,677,369   54.94%


DIVISIONAL OPERATING EXPENSES               $20,766,008   41.10%      $22,127,255   40.31%      $24,815,154   39.31%
GENERAL AND ADMINISTRATIVE EXPENSES          $4,722,319    9.35%       $5,135,003    9.36%       $5,905,253    9.36%

TOTAL OPERATING EXPENSES                    $25,488,327   50.44%      $27,262,258   49.67%      $30,720,407   48.67%

OPERATING INCOME                             $2,296,731    4.55%       $2,891,976    5.27%       $3,956,962    6.27%

INTEREST & DIVIDEND INCOME                     $556,757    1.10%         $600,000    1.09%         $690,000    1.09%
GAIN ON SECURITIES                             $-18,894    -.04%                      .00%               $0     .00%
CONTINGENT INCOME                            $1,832,992    3.63%       $1,985,132    3.62%       $2,081,369    3.30%
INTEREST EXPENSE ON ROYAL PREMIUM                    $0     .00%                      .00%               $0     .00%

  OTHER INCOME                               $2,370,855    4.69%       $2,585,132    4.71%       $2,771,369    4.39%

OPERATING INCOME BEFORE BONUS                $4,667,586    9.24%       $5,477,108    9.98%       $6,728,331   10.66%

BONUS ACCRUAL                                $1,447,067    2.86%       $1,439,400    2.59%       $1,669,600    2.65%

INCOME BEFORE TAXES                          $3,220,519    6.37%       $4,053,808    7.39%       $5,058,731    8.01%

TAXES ON INCOME                              $1,453,000    2.88%       $1,824,213    3.32%       $2,276,429    3.61%

NET INCOME                                   $1,767,519    3.50%       $2,229,594    4.06%       $2,782,302    4.41%


EARNINGS PER SHARE                                 $.57                      $.72                      $.89

ESTIMATED SHARES                             $3,115,000                $3,115,000                $3,115,000

                                                  1997                      1998                      1999
                                             PROJECTED                 PROJECTED                 PROJECTED
                                           ------------            ---------------        ----------------
PERCENT OF PRIOR YEAR                          115.00%                   115.00%                   115.00%


GROSS PREMIUM                             $335,394,328              $385,703,477              $443,558,998


COMMISSION & FEES
  COMMISSION INCOME                        $62,669,744   86.34%      $72,070,206   86.34%      $82,880,736   86.34%
  INSPECTION FEES                                   $0     .00%               $0     .00%               $0     .00%
  POLICY FEES                               $9,311,450   12.83%      $10,708,168   12.83%      $12,314,393   12.83%
  MISC. FEES                                   $63,253     .09%          $72,740     .09%          $83,651     .09%
  INTEREST INCOME                             $542,388     .75%         $623,746     .75%         $717,308    0.75%
     TOTAL INCOME                          $72,586,834  100.00%      $83,474,859  100.00%      $95,996,088  100.00%

COST OF COMMISSION & FEES                  $32,707,860   45.06%      $37,614,039   45.06%      $43,256,144   45.06%

  GROSS PROFIT                            $39,878,974   54.94%      $45,860,821   54.94%      $52,739,944   54.94%


DIVISIONAL OPERATING EXPENSES              $27,811,558   38.31%      $31,983,292   38.31%      $36,780,786   38.31%
GENERAL AND ADMINISTRATIVE EXPENSES         $6,791,041    9.36%       $7,809,698    9.36%       $8,981,152    9.36%

TOTAL OPERATING EXPENSES                   $34,602,600   47.67%      $39,792,990   47.67%      $45,761,938   47.67%

OPERATING INCOME                            $5,276,375    7.27%       $6,067,831    7.27%       $6,978,005    7.27%

INTEREST & DIVIDEND INCOME                    $793,500    1.09%         $912,525    1.09%       $1,049,404    1.09%
GAIN ON SECURITIES                                  $0     .00%               $0     .00%               $0     .00%
CONTINGENT INCOME                           $2,081,369    2.87%       $2,081,369    2.49%       $2,081,369    2.17%
INTEREST EXPENSE ON ROYAL PREMIUM                   $0     .00%               $0     .00%               $0     .00%

  OTHER INCOME                              $2,874,869    3.96%       $2,993,894    3.59%       $3,130,773    3.26%

OPERATING INCOME BEFORE BONUS               $8,151,244   11.23%       $9,061,725   10.86%      $10,108,778   10.53%

BONUS ACCRUAL                               $1,906,900    2.63%       $2,066,700    2.48%       $2,253,600    2.35%

INCOME BEFORE TAXES                         $6,244,344    8.60%       $6,995,025    8.38%       $7,855,178    8.18%

TAXES ON INCOME                             $2,809,955    3.87%       $3,147,761    3.77%       $3,534,830    3.68%

NET INCOME                                  $3,434,389    4.73%       $3,847,264    4.61%       $4,320,348    4.50%


EARNINGS PER SHARE                               $1.10                     $1.24                     $1.39

ESTIMATED SHARES                            $3,115,000                $3,115,000                $3,115,000

________________________________________________________________________________
RONEY & CO.                    PAGE 5 OF 23                   INVESTMENT BANKING
________________________________________________________________________________

                                INCOME STATEMENT
                                 PROJECT SPEEDO
                            YEAR ENDED DECEMBER 31,
                                 (SLOW GROWTH)


(in thousands of   $)             1992       1993        1994      1995        1996        1997          1998         1999
                                --------   -------    --------   -------      -------     --------     --------    ---------
Sales                           $39,131     $44,924    $52,363    $57,076     $62,783      $69,062      $75,968      $83,564
Cost of Goods Sold               17,088      19,878     22,745     24,942      27,436       30,180       33,198       36,518
                                -------     -------    -------    -------     -------      -------      -------      -------
Gross Profit                    $22,043     $25,046    $29,618    $32,134     $35,347      $38,882      $42,770      $47,047

SG&A Expense (1)                 19,170      22,217     25,841     28,719      31,776       35,252       38,835       42,750
                                -------     -------    -------    -------     -------      -------      -------      -------
Operating Profit                 $2,873      $2,829     $3,777     $3,415      $3,571       $3,630       $3,935       $4,297

Interest Income                     395         549        538        259         355          408          490          578
Gain on Sale of Assets                0           0          0         (0)         (0)           0            0            0
Amortization                     (1,040)     (1,036)    (1,094)      (675)       (557)        (314)        (288)        (285)
                                -------     -------    -------    -------     -------      -------      -------      -------
Earnings Before Taxes            $2,228      $2,342     $3,221     $2,998      $3,369       $3,723       $4,137       $4,590
Curr Prov Inc Tax (excl NOL)      1,014       1,036      1,453      1,334       1,499        1,657        1,841        2,042
                                -------     -------    -------    -------     -------      -------      -------      -------
Current Prov. for Inc. Tax        1,014       1,036      1,453      1,334       1,499        1,657        1,841        2,042
Provision for Income Taxes        1,014       1,036      1,453      1,334       1,499        1,657        1,841        2,042
                                -------     -------    -------    -------     -------      -------      -------      -------
Net Income                      $ 1,214     $ 1,306    $ 1,768    $ 1,664     $ 1,870      $ 2,066      $ 2,296      $ 2,547
                                =======     =======    =======    =======     =======      =======      =======      =======

Share Outstanding             3,435,114   3,435,114  3,435,114  3,435,114   3,435,114    3,435,114    3,435,114    3,435,114
EPS                                0.35        0.38       0.51       0.48        0.54         0.60         0.67         0.74
Common Dividends                   $396        $452       $510       $466        $524         $579         $643         $713




                                 PROJECT SPEEDO
                            YEAR ENDED DECEMBER 31,
                                 (SLOW GROWTH)


(in thousands of   $)                                 1992       1993         1994        1995
                                                    ------    --------    --------    ----------
Cash                                               $7,014      $9,296      $10,370     $11,548
Marketable Securities                               2,904       3,527        3,983       5,460
Accounts Receivable                                19,063      22,580       26,139      28,637
Other Current Assets                                  782         873        1,000       1,100
                                                  -------     -------      -------     -------
Total Current Assets                              $29,763     $36,276      $41,492     $46,745

Gross Prop., Plant & Equip                          1,802       2,309        3,902       4,904
Less: Accum. Depreciation                             861       1,208        1,689       2,474
                                                  -------     -------      -------     -------
Net Property, Plant & Equip                           941       1,101        2,213       2,430
Goodwill                                            3,956       2,995        3,348       2,674
Misc.                                                 642         892          849         849
                                                  -------     -------      -------     -------
Total Assets                                      $35,302     $41,264      $47,902     $52,699
                                                  -------     -------      -------     -------

Accounts Payable                                  $25,849     $30,003      $34,296     $37,584
Current Portion L-T Debt                              450           0          425         350
Other Current Liabilities                           4,193       4,794        4,873       5,213
                                                  -------     -------      -------     -------
Total Current Liabilities                         $30,492     $34,797      $39,594     $43,147

L-T Debt: Scheduled                                     0           0          425         475
Deferred Rev.                                         104         899        1,115       1,110
                                                  -------     -------      -------     -------
Total Liabilities                                 $30,596     $35,696      $41,134     $44,732

Common Stock and Paid-In Cap                          456         466          509         509
Retained Earnings                                   4,250       5,102        6,358       7,557
Net Unrealized loss on Marketable Secs.                 0           0          (99)        (99)

                                                  -------     -------      -------     -------
Total Liabilities and Equity                      $35,302     $41,264      $47,902     $52,699
                                                  =======     =======      =======     =======
(in thousands of   $)                              1996         1997      1998         1999
                                                --------     -------     ------     --------
Cash                                            $12,975      $14,545    $16,271      $18,170
Marketable Securities                             6,271        7,543      8,889       10,394
Accounts Receivable                              31,662       34,989     38,650       42,676
Other Current Assets                              1,200        1,300      1,400        1,500
                                                -------      -------    --------     -------
Total Current Assets                            $52,108      $58,377    $65,209      $72,740

Gross Prop., Plant & Equip                        5,824        6,882      8,099        9,499
Less: Accum. Depreciation                         3,405        4,507      5,802        7,322
                                                -------      -------    --------     -------
Net Property, Plant & Equip                       2,419        2,375      2,297        2,177
Goodwill                                          2,118        1,804      1,516        1,232
Misc.                                               849          849        849          849
                                                -------      -------    --------     -------
Total Assets                                    $57,493      $63,405    $69,871      $76,997
                                                =======      =======    =======      =======

Accounts Payable                                $41,342      $45,477    $50,024      $55,027
Current Portion L-T Debt                             50           50         25            0
Other Current Liabilities                         5,553        5,893      6,233        6,573
                                                -------      -------    --------     -------
Total Current Liabilities                       $46,945      $51,420    $56,282      $61,600

L-T Debt: Scheduled                                 125           75         25            0
Deferred Rev.                                     1,110        1,110      1,110        1,110
                                                -------      -------    --------     -------
Total Liabilities                               $48,180      $52,605    $57,417      $62,710

Common Stock and Paid-In Cap                        509          509        509          509
Retained Earnings                                 8,903       10,391     12,044       13,878
Net Unrealized loss on Marketable Secs.             (99)         (99)       (99)         (99)

                                                -------      -------    --------     -------
Total Liabilities and Equity                    $57,493      $63,405    $69,871      $76,997
                                                =======      =======    =======      =======

                            STATEMENTS OF CASH FLOW
                                 PROJECT SPEEDO
                            YEAR ENDED DECEMBER 31,
                                 (SLOW GROWTH)


(in thousands of $)                1993         1994           1995          1996           1997           1998          1999
                                 -------       -------        -------       -------        -------        -------       -------
Sales                            $44,924       $52,363        $57,076       $62,783        $69,062        $75,968       $83,564
Cost of Goods Sold                19,878        22,745         24,942        27,436         30,180         33,198        36,518
                                 -------       -------        -------       -------        -------        -------       -------
Gross Profit                     $25,046       $29,618        $32,134       $35,347        $38,882        $42,770       $47,047

SG&A Expense                      22,217        25,841         28,719        31,776         35,252         38,835        42,750
                                 -------       -------        -------       -------        -------        -------       -------
Operating Profit                   2,829         3,777          3,415         3,571          3,630          3,935         4,297
Depreciation Expense: Funds          379           645            785           932          1,101          1,296         1,520
                                 -------       -------        -------       -------        -------        -------       -------
Funds from Opers. Before Tax       3,208         4,422          4,199         4,503          4,731          5,231         5,817

Taxes on Operating Profit          1,255         1,703          1,522         1,590          1,615          1,750         1,911
                                 -------       -------        -------       -------        -------        -------       -------
Funds From Opers. After Tax        1,953         2,719          2,678         2,913          3,116          3,481         3,906
Increm. Working Cap. Invest.       1,135           388            148           454            523            599           683
Fixed Capital Investment             542         1,779          1,002           920          1,058          1,217         1,400
Additions to Goodwill               (961)          353           (674)         (556)          (314)          (288)         (284)
                                 -------       -------        -------       -------        -------        -------       -------
Cash Flow from Operations          1,240           220          2,202         2,095          1,849          1,953         2,107
                                 =======       =======        =======       =======        =======        =======       =======

Cash Flow from Operations         $1,240          $220         $2,202        $2,095         $1,849         $1,953        $2,107
Non-Operating Sources                795           117             (5)            0              0              0             0
Non-Operating Uses                   250           (43)             0             0              0              0             0
Non-Operating Income                (487)         (556)          (416)         (202)            94            202           293
Current Non-Operating Taxes         (219)         (250)          (187)          (91)            42             91           132
Proceeds from Sale of Common          10            43              0             0              0              0             0
                                 -------       -------        -------       -------        -------        -------       -------
Net Cash Provided                 $1,527          $118         $1,968        $1,984         $1,901         $2,064        $2,268

Common Dividends                     452           510            466           524            579            643           713
                                 -------       -------        -------       -------        -------        -------       -------
Funding Surplus/(Deficit)         $1,075         ($392)        $1,502        $1,461         $1,322         $1,421        $1,555


Funding Surplus/(Deficit)         $1,075         ($392)        $1,502        $1,461         $1,322         $1,421        $1,555
Incr. in Curr Port. L-T Debt        (450)          425            (75)         (300)             0            (25)          (25)
Incr. in Debt: Scheduled               0           425             50          (350)           (50)           (50)          (25)
                                 -------       -------        -------       -------        -------        -------       -------
Incr. in Mkt Securities              623           456          1,477           811          1,272          1,346         1,505
                                 =======       =======        =======       =======        =======        =======       =======

       CASH FLOWS AND SHAREHOLDER VALUE FOR PROJECT SPEEDO (SLOW GROWTH)


                     Average Cost of Capital = 15.000% (1)
                          --------------------------
                              (in thousands of $)
                               -----------------

                                                              Pres. Value     Cum PV CF +
                              Pres. Value    Cum. PV           Residual       PV Residual     Increase in
 Year            Cash Flow    Cash Flow     Cash Flow           Value            Value            Value
--------------   ----------  -------------  -----------    ----------------   -------------   ------------
1995               $2,202         1,915       1,915           10,887           12,802           (1,047)
1996               $2,095         1,584       3,499            9,901           13,400              598
1997               $1,849         1,216       4,715            8,751           13,466               66
1998               $1,953         1,116       5,831            8,249           14,080              615
1999               $2,107         1,048       6,879            7,833           14,712              631

                                                                                                   863
                                                                                               =======

                             Marketable Securities                              3,983
                                                                           ----------
                             CORPORATE VALUE                                   18,695

                             Less: Market Value of Debt                         1,050
                             Less: Underfunded Pension Li                           0
                             Less: Mkt Val of Other Oblig                           0
                                                                           ----------

                             SHAREHOLDER VALUE (PV)                            17,645
                                                                           ==========
                             Divide by share out                            3,435,114
                             Share. Value per Share (PV)                         5.14
                             Current Stock Price                                 8.00
                             Prem/Disc Over/Under Mkt (%)                       (36%)

(1) See Exhibit C

             RELATIVE IMPACT OF KEY VARIABLES ON SHAREHOLDER VALUE

                         ----------------------------
                              FOR PROJECT SPEEDO
                             --------------------

                             (in thousands of   $)
                               ---------------

                                      Increases Shareholder
A 1% Increase in:                    Value by:                 % Increase
-------------------------------      ----------            --------------
Sales Growth Rate (G) (%)                 34                       0.194
Variable Margin (vP)                     147                       0.835
Fixed Costs (fC)                           0                       0.000
Inc. Fixed Cap. Inv. (F) (%)              (3)                     (0.019)
Inc. Work. Cap. Inv. (W) (%)             (15)                     (0.085)
Tax Rate on Operating Profit             (55)                     (0.314)
Residual Value Inc. Tax Rate             (64)                     (0.363)
Cost of Capital (K)                     (152)                     (0.861)

                                INCOME STATEMENT
                                 PROJECT SPEEDO
                            YEAR ENDED DECEMBER 31,
                             (COMPANY PROJECTIONS)


(in thousands of   $)                   1992           1993            1994            1995
                                   ---------      ---------        --------       ---------
Sales                                $39,131        $44,924         $52,363         $56,871
Cost of Goods Sold                    17,088         19,878          22,745          24,732
                                   ---------      ---------        --------       ---------
Gross Profit                         $22,043        $25,046         $29,618         $32,139

SG&A Expense (1)                      19,170         22,217          25,841          28,026
                                   ---------      ---------        --------       ---------
Operating Profit                      $2,873         $2,829          $3,777          $4,113

Interest Income                          395            549             538             600
Gain on Sale of Assets                     0              0               0              (0)
Amortization                          (1,040)        (1,036)         (1,094)           (675)
                                   ---------      ---------        --------       ---------
Earnings Before Taxes                 $2,228         $2,342          $3,221          $4,038
Curr Prov Inc Tax (excl NOL)           1,014          1,036           1,453           1,797
                                   ---------      ---------        --------       ---------
Current Prov. for Inc. Tax             1,014          1,036           1,453           1,797
Provision for Income Taxes             1,014          1,036           1,453           1,797
                                   ---------      ---------        --------       ---------
Net Income                            $1,214         $1,306          $1,768          $2,241
                                   =========      =========        ========       =========

Shares Outstanding                 3,435,114      3,435,114       3,435,114       3,435,114
EPS                                    $0.35          $0.38           $0.51           $0.65
Common Dividends                        $396           $452            $510            $628

(in thousands of   $)                   1996             1997            1998          1999
                                   ---------        ---------       ---------     ---------
Sales                                $65,200          $74,667         $85,555       $98,077
Cost of Goods Sold                    28,441           32,707          37,614        43,256
                                   ---------        ---------       ---------     ---------
Gross Profit                         $36,759          $41,960         $47,941       $54,821

SG&A Expense (1)                      31,832           36,194          41,570        47,729
                                   ---------        ---------       ---------     ---------
Operating Profit                      $4,927           $5,766          $6,371        $7,092

Interest Income                          690              794             913         1,049
Gain on Sale of Assets                    (0)               0               0             0
Amortization                            (557)            (314)           (288)         (285)
                                   ---------        ---------       ---------     ---------
Earnings Before Taxes                 $5,060           $6,246          $6,996        $7,856
Curr Prov Inc Tax (excl NOL)           2,252            2,779           3,113         3,496
                                   ---------        ---------       ---------     ---------
Current Prov. for Inc. Tax             2,252            2,779           3,113         3,496
Provision for Income Taxes             2,252            2,779           3,113         3,496
                                   ---------        ---------       ---------     ---------
Net Income                            $2,808           $3,467          $3,883        $4,360
                                   =========        =========       =========     =========

Shares Outstanding                 3,435,114        3,435,114       3,435,114     3,435,114
EPS                                    $0.82            $1.01           $1.13         $1.27
Common Dividends                        $786             $971          $1,087        $1,221

(1) See Exhibit A

                          CONSOLIDATED BALANCE SHEETS
                                 PROJECT SPEEDO
                            YEAR ENDED DECEMBER 31,
                             (COMPANY PROJECTIONS)


(in thousands of   $)                                      1992           1993           1994           1995
                                                        -------        -------        -------        -------
Cash                                                     $7,014         $9,296        $10,370        $11,497
Marketable Securities                                     2,904          3,527          3,983          5,719
Accounts Receivable                                      19,063         22,580         26,139         28,528
Other Current Assets                                        782            873          1,000          1,100
                                                        -------        -------        -------        -------
Total Current Assets                                    $29,763        $36,276        $41,492        $46,844

Gross Prop., Plant & Equip                                1,802          2,309          3,902          4,904
Less: Accum. Depreciation                                   861          1,208          1,689          2,474
                                                        -------        -------        -------        -------
Net Property, Plant & Equip                                 941          1,101          2,213          2,430
Goodwill                                                  3,956          2,995          3,348          2,674
Misc.                                                       642            892            849            849
                                                        -------        -------        -------        -------
Total Assets                                            $35,302        $41,264        $47,902        $52,797
                                                        =======        =======        =======        =======

Accounts Payable                                        $25,849        $30,003        $34,296        $37,267
Current Portion L-T Debt                                    450              0            425            350
Other Current Liabilities                                 4,193          4,794          4,873          5,213
                                                        -------        -------        -------        -------
Total Current Liabilities                               $30,492        $34,797        $39,594        $42,830

L-T Debt: Scheduled                                           0              0            425            475
Def. Revenue                                                104            899          1,115          1,110
                                                        -------        -------        -------        -------
Total Liabilities                                       $30,596        $35,696        $41,134        $44,415

Common Stock and Paid-In Cap                                456            466            509            509
Retained Earnings                                         4,250          5,102          6,358          7,972
Net Unrealized Loss on Marketable Secs.                       0              0            (99)           (99)
                                                        -------        -------        -------        -------
Total Liabilities and Equity                            $35,302        $41,264        $47,902        $52,797
                                                        =======        =======        =======        =======

(in thousands of   $)                                      1996             1997          1998          1999
                                                        -------          -------       -------       -------
Cash                                                    $13,579          $15,946       $18,668       $21,799
Marketable Securities                                     6,991            9,078        11,307        13,774
Accounts Receivable                                      32,943           37,960        43,731        50,367
Other Current Assets                                      1,200            1,300         1,400         1,500
                                                        -------          -------       -------       -------
Total Current Assets                                    $54,713          $64,284       $75,106       $87,440

Gross Prop., Plant & Equip                                5,824            6,882         8,099         9,499
Less: Accum. Depreciation                                 3,405            4,507         5,802         7,322
                                                        -------          -------       -------       -------
Net Property, Plant & Equip                               2,419            2,375         2,297         2,177
Goodwill                                                  2,118            1,804         1,516         1,232
Misc.                                                       849              849           849           849
                                                        -------          -------       -------       -------
Total Assets                                            $60,098          $69,312       $79,767       $91,698
                                                        =======          =======       =======       =======

Accounts Payable                                        $42,856          $49,285       $56,679       $65,180
Current Portion L-T Debt                                     50               50            25             0
Other Current Liabilities                                 5,553            5,893         6,233         6,573
                                                        -------          -------       -------       -------
Total Current Liabilities                               $48,459          $55,228       $62,937       $71,753

L-T Debt: Scheduled                                         125               75            25             0
Def. Revenue                                              1,110            1,110         1,110         1,110
                                                        -------          -------       -------       -------
Total Liabilities                                       $49,694          $56,413       $64,072       $72,863

Common Stock and Paid-In Cap                                509              509           509           509
Retained Earnings                                         9,994           12,490        15,285        18,425
Net Unrealized Loss on Marketable Secs.                     (99)             (99)          (99)          (99)
                                                        -------          -------       -------       -------
Total Liabilities and Equity                            $60,098          $69,312       $79,767       $91,698
                                                        =======          =======       =======       =======

                            STATEMENTS OF CASH FLOW
                                 PROJECT SPEEDO
                            YEAR ENDED DECEMBER 31,
                             (COMPANY PROJECTIONS)


(in thousands of   $)            1993          1994        1995         1996         1997        1998         1999
                               --------     ----------   --------     --------    -------     ---------     --------
Sales                            $44,924     $52,363      $56,871      $65,200    $74,667       $85,555      $98,077
Cost of Goods Sold                19,878      22,745       24,732       28,441     32,707        37,614       43,256
                                 -------     -------      -------      -------    -------       -------      -------
Gross Profit                     $25,046     $29,618      $32,139      $36,759    $41,960       $47,941      $54,821

SG&A Expense                      22,217      25,841       28,026       31,832     36,194        41,570       47,729
                                 -------     -------      -------      -------    -------       -------      -------
Operating Profit                   2,829       3,777        4,113        4,927      5,766         6,371        7,092
Depreciation Expense: Funds          379         645          785          932      1,101         1,296        1,520
                                 -------     -------      -------      -------    -------       -------      -------
Funds from Opers. Before Tax       3,208       4,422        4,898        5,859      6,867         7,667        8,612

Taxes on Operating Profit          1,255       1,703        1,831        2,192      2,563         2,832        3,152
                                 -------     -------      -------      -------    -------       -------      -------
Funds From Opers. After Tax        1,953       2,719        3,067        3,667      4,304         4,835        5,460
Increm. Working Cap. Invest.       1,135         388          305          668        716           859        1,026
Fixed Capital Investment             542       1,779        1,002          920      1,058         1,217        1,400
Additions to Goodwill               (961)        353         (674)        (556)      (314)         (288)        (284)
                                 -------     -------      -------      -------    -------       -------      -------
Cash Flow from Operations          1,240         220        2,435        2,635      2,844         3,047        3,318
                                 =======     =======      =======      =======    =======       =======      =======

Cash Flow from Operations         $1,240        $220       $2,435       $2,635     $2,844        $3,047       $3,318
Non-Operating Sources                795         117           (5)           0          0             0            0
Non-Operating Uses                   250         (43)           0            0          0             0            0
Non-Operating Income                (487)       (556)         (75)         133        480           625          764
Current Non-Operating Taxes         (219)       (250)         (34)          60        216           281          344
Proceeds from Sale of Common          10          43            0            0          0             0            0
                                 -------     -------      -------      -------    -------       -------      -------
Net Cash Provided                 $1,527        $118       $2,388       $2,708     $3,108        $3,391       $3,738

Common Dividends                     452         510          628          786        971         1,087        1,221
                                 -------     -------      -------      -------    -------       -------      -------
Funding Surplus/(Deficit)         $1,075       ($392)      $1,761       $1,922     $2,137        $2,304       $2,518


Funding Surplus/(Deficit)         $1,075       ($392)      $1,761       $1,922     $2,137        $2,304       $2,518
Incr. in Curr Port. L-T Debt        (450)        425          (75)        (300)         0           (25)         (25)
Incr. in Debt: Scheduled               0         425           50         (350)       (50)          (50)         (25)
                                 -------     -------      -------      -------    -------       -------      -------
Incr. in Mkt Securities              623         456        1,736        1,272      2,087         2,229        2,468
                                 =======     =======      =======      =======    =======       =======      =======

   CASH FLOWS AND SHAREHOLDER VALUE FOR PROJECT SPEEDO (COMPANY PROJECTIONS)


                     Average Cost of Capital = 15.000% (1)
                              (in thousands of $)

                                                         Pres. Value     Cum PV CF +
                           Pres. Value     Cum. PV       Residual       PV Residual
 Year       Cash Flow       Cash Flow      Cash Flow       Value           Value
----------  ------------  ------------    -----------    ------------   -----------
1995             $2,435          2,117         2,117         13,114         15,231
1996             $2,635          1,993         4,110         13,660         17,770
1997             $2,844          1,870         5,979         13,901         19,881
1998             $3,047          1,742         7,722         13,356         21,078
1999             $3,318          1,650         9,371         12,929         22,300



                        Marketable Securities                                 3,983
                                                                          ---------
                        CORPORATE VALUE                                      26,283

                        Less: Market Value of Debt                            1,050
                        Less: Underfunded Pension Li                              0
                        Less: Mkt Val of Other Oblig                              0
                                                                          ---------
                        SHAREHOLDER VALUE (PV)                               25,233
                                                                          =========
                        Divide Be Shares out                              3,435,114
                        Share. Value per Share (PV)                            7.35
                        Current Stock Price                                    8.00
                        Prem/Disc Over/Under Mkt (%)                            (8%)

(1) See Exhibit C

             RELATIVE IMPACT OF KEY VARIABLES ON SHAREHOLDER VALUE
                           FOR PROJECT SPEEDO


                             (in thousands of $)

                                 Increases Shareholder
A 1% Increase in:               Value by:                  % Increase
------------------------------  -----------------------   ----------
Sales Growth Rate (G) (%)               82                    0.326
Variable Margin (vP)                   231                    0.914
Fixed Costs (fC)                         0                    0.000
Inc. Fixed Cap. Inv. (F) (%)            (3)                  (0.013)
Inc. Work. Cap. Inv. (W) (%)           (22)                  (0.089)
Tax Rate on Operating Profit           (81)                  (0.322)
Residual Value Inc. Tax Rate          (106)                  (0.419)
Cost of Capital (K)                   (246)                  (0.976)

                                INCOME STATEMENT
                                 PROJECT SPEEDO
                            YEAR ENDED DECEMBER 31,
                               (MOST OPTIMISTIC)


(in thousands of $)                1992        1993        1994        1995         1996        1997        1998       1999
                                ---------    ---------   ---------   ---------   ---------   ---------   ---------   ---------
Sales                             $39,131      $44,924     $52,363     $56,871     $65,200     $74,667     $85,555     $98,077
Cost of Goods Sold                 17,088       19,878      22,745      24,732      28,441      32,707      37,614      43,256
                                ---------    ---------   ---------   ---------   ---------   ---------   ---------   ---------
Gross Profit                      $22,043      $25,046     $29,618     $32,139     $36,759     $41,960     $47,941     $54,821

SG&A Expense (1)                   19,170       22,217      25,841      26,220      30,099      34,403      39,713      45,798
                                ---------    ---------   ---------   ---------   ---------   ---------   ---------   ---------
Operating Profit                   $2,873       $2,829      $3,777      $5,919      $6,660      $7,557      $8,228      $9,023

Interest Income                       395          549         538         600         690         794         913       1,049
Gain on Sale of Assets                  0            0           0          (0)         (0)          0           0           0
Amortization                       (1,040)      (1,036)     (1,094)       (675)       (557)       (314)       (288)       (285)
                                ---------    ---------   ---------   ---------   ---------   ---------   ---------   ---------
Earnings Before Taxes              $2,228       $2,342      $3,221      $5,844      $6,793      $8,037      $8,853      $9,787
Curr Prov Inc Tax (excl NOL)        1,014        1,036       1,453       2,601       3,023       3,576       3,940       4,355
                                ---------    ---------   ---------   ---------   ---------   ---------   ---------   ---------
Current Prov. for Inc. Tax          1,014        1,036       1,453       2,601       3,023       3,576       3,940       4,355
Provision for Income Taxes          1,014        1,036       1,453       2,601       3,023       3,576       3,940       4,355
                                ---------    ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net Income                         $1,214       $1,306      $1,768      $3,243      $3,770      $4,461      $4,913      $5,432
                                =========    =========   =========   =========   =========   =========   =========   =========

Shares Outstanding              3,435,114    3,435,114   3,435,114   3,435,114   3,435,114   3,435,114   3,435,114   3,435,114
EPS                                 $0.35        $0.38       $0.51       $0.94       $1.10       $1.30       $1.43       $1.58
Common Dividends                     $396         $452        $510        $908      $1,056      $1,249      $1,376      $1,521

(1) See Exhibit A

                          CONSOLIDATED BALANCE SHEETS
                                 PROJECT SPEEDO
                            YEAR ENDED DECEMBER 31,
                               (MOST OPTIMISTIC)


(in thousands of $)                           1992       1993        1994       1995        1996        1997       1998      1999
                                             -------    -------     -------    -------     -------     -------    -------   -------
Cash                                          $7,014     $9,296     $10,370    $11,497     $13,579     $15,946    $18,668   $21,799
Marketable Securities                          2,904      3,527       3,983      6,440       8,405      11,208     14,179    17,418
Accounts Receivable                           19,063     22,580      26,139     28,528      32,943      37,960     43,731    50,367
Other Current Assets                             782        873       1,000      1,100       1,200       1,300      1,400     1,500
                                             -------    -------     -------    -------     -------     -------    -------   -------
Total Current Assets                         $29,763    $36,276     $41,492    $47,566     $56,127     $66,414    $77,977   $91,084

Gross Prop.,Plant & Equip                      1,802      2,309       3,902      4,904       5,824       6,882      8,099     9,499
Less:Accum. Depreciation                         861      1,208       1,689      2,474       3,405       4,507      5,802     7,322
                                             -------    -------     -------    -------     -------     -------    -------   -------
Net Property, Plant & Equip                      941      1,101       2,213      2,430       2,419       2,375      2,297     2,177
Goodwill                                       3,956      2,995       3,348      2,674       2,118       1,804      1,516     1,232
Misc.                                            642        892         849        849         849         849        849       849
                                             -------    -------     -------    -------     -------     -------    -------   -------
Total Assets                                 $35,302    $41,264     $47,902    $53,519     $61,512     $71,442    $82,639   $95,342
                                             =======    =======     =======    =======     =======     =======    =======   =======

Accounts Payable                             $25,849    $30,003     $34,296    $37,267     $42,856     $49,285    $56,679   $65,180
Current Portion L-T Debt                         450          0         425        350          50          50         25         0
Other Current Liabilities                      4,193      4,794       4,873      5,213       5,553       5,893      6,233     6,573
                                             -------    -------     -------    -------     -------     -------    -------   -------
Total Current Liabilities                    $30,492    $34,797     $39,594    $42,830     $48,459     $55,228    $62,937   $71,753

L-T Debt: Scheduled                                0          0         425        475         125          75         25         0
Deferred Rev.                                    104        899       1,115      1,110       1,110       1,110      1,110     1,110
                                             -------    -------     -------    -------     -------     -------    -------   -------
Total Liabilities                            $30,596    $35,696     $41,134    $44,415     $49,694     $56,413    $64,072   $72,863

Common Stock and Paid-In Cap                     456        466         509        509         509         509        509       509
Retained Earnings                              4,250      5,102       6,358      8,694      11,408      14,620     18,157    22,068
Net Unrealized Loss on Marketable Secs.            0          0         (99)       (99)        (99)        (99)       (99)      (99)

                                             -------    -------     -------    -------     -------     -------    -------   -------
Total Liabilities and Equity                 $35,302    $41,264     $47,902    $53,519     $61,512     $71,442    $82,639   $95,342
                                             =======    =======     =======    =======     =======     =======    =======   =======

                            STATEMENTS OF CASH FLOW
                                 PROJECT SPEEDO
                            YEAR ENDED DECEMBER 31,
                               (MOST OPTIMISTIC)


(in thousands of $)                    1993      1994        1995       1996      1997       1998       1999
                                      -------   -------     -------    -------   -------    -------    -------
Sales                                 $44,924   $52,363     $56,871    $65,200   $74,667    $85,555    $98,077
Cost of Goods Sold                     19,878    22,745      24,732     28,441    32,707     37,614     43,256
                                      -------   -------     -------    -------   -------    -------    -------
Gross Profit                          $25,046   $29,618     $32,139    $36,759   $41,960    $47,941    $54,821

SG&A Expense                           22,217    25,841      26,220     30,099    34,403     39,713     45,798
                                      -------   -------     -------    -------   -------    -------    -------
Operating Profit                        2,829     3,777       5,919      6,660     7,557      8,228      9,023
Depreciation Expense: Funds               379       645         785        932     1,101      1,296      1,520
                                      -------   -------     -------    -------   -------    -------    -------
Funds from Opers. Before Tax            3,208     4,422       6,704      7,592     8,658      9,524     10,543

Taxes on Operating Profit               1,255     1,703       2,634      2,963     3,360      3,658      4,011
                                      -------   -------     -------    -------   -------    -------    -------
Funds From Opers. After Tax             1,953     2,719       4,069      4,629     5,298      5,866      6,531
Increm. Working Cap. Invest.            1,135       388         305        668       716        859      1,026
Fixed Capital Investment                  542     1,779       1,002        920     1,058      1,217      1,400
Additions to Goodwill                    (961)      353        (674)      (556)     (314)      (288)      (284)
                                      -------   -------     -------    -------   -------    -------    -------
Cash Flow from Operations               1,240       220       3,437      3,597     3,838      4,078      4,390
                                      =======   =======     =======    =======   =======    =======    =======

Cash Flow from Operations              $1,240      $220      $3,437     $3,597    $3,838     $4,078     $4,390
Non-Operating Sources                     795       117          (5)         0         0          0          0
Non-Operating Uses                        250       (43)          0          0         0          0          0
Non-Operating Income                     (487)     (556)        (75)       133       480        625        764
Current Non-Operating Taxes              (219)     (250)        (34)        60       216        281        344
Proceeds from Sale of Common               10        43           0          0         0          0          0
                                      -------   -------     -------    -------   -------    -------    -------
Net Cash Provided                      $1,527      $118      $3,391     $3,670    $4,102     $4,422     $4,810

Common Dividends                          452       510         908      1,056     1,249      1,376      1,521
                                      -------   -------     -------    -------   -------    -------    -------
Funding Surplus/(Deficit)              $1,075     ($392)     $2,482     $2,615    $2,853     $3,046     $3,289

Funding Surplus/(Deficit)              $1,075     ($392)     $2,482     $2,615    $2,853     $3,046     $3,289
Incr. in Curr Port. L-T Debt             (450)      425         (75)      (300)        0        (25)       (25)
Incr. in Debt: Scheduled                    0       425          50       (350)      (50)       (50)       (25)
                                      -------   -------     -------    -------   -------    -------    -------
Incr. in Mkt Securities                   623       456       2,457      1,965     2,803      2,971      3,239
                                      =======   =======     =======    =======   =======    =======    =======

     CASH FLOWS AND SHAREHOLDER VALUE FOR PROJECT SPEEDO (MOST OPTIMISTIC)


                     Average Cost of Capital = 15.000% (1)

                              (in thousands of $)

                                                                        Pres. Value      Cum PV CF +
                                      Pres. Value        Cum. PV         Residual        PV Residual       Increase in
 Year                 Cash Flow       Cash Flow         Cash Flow         Value            Value              Value
-------------   ------------------  ----------------  -------------   -------------   ----------------     -----------
1995                       $3,437            2,989           2,989          18,872            21,861         8,012
1996                       $3,597            2,720           5,708          18,465            24,174         2,313
1997                       $3,838            2,523           8,232          18,219            26,451         2,277
1998                       $4,078            2,332          10,563          17,249            27,813         1,362
1999                       $4,390            2,183          12,746          16,449            29,195         1,382

                                                                                                            15,346
                                                                                                            ======



                                  Marketable Securities                                        3,983
                                                                                           ---------
                                  CORPORATE VALUE                                             33,178

                                  Less: Market Value of Debt                                   1,050
                                  Less: Underfunded Pension Li                                     0
                                  Less: Mkt Val of Other Oblig                                     0
                                                                                           ---------
                                  SHAREHOLDER VALUE (PV)                                      32,128
                                                                                           =========
                                  Divide by shares out                                     3,425,114
                                  Share. Value per Share (PV)                                   9.35
                                  Current Stock Price                                           8.00
                                  Prem/Disc Over/Under Mkt (%)                                    17%

(1) See Exhibit C

             RELATIVE IMPACT OF KEY VARIABLES ON SHAREHOLDER VALUE
                           FOR PROJECT SPEEDO


                             (in thousands of $)

                                            Increases Shareholder
A 1% Increase in:                  Value by:                  % Increase
--------------------------------  ----------  -------------  ---------------
Sales Growth Rate (G) (%)               113                      0.353
Variable Margin (vP)                    300                      0.933
Fixed Costs (fC)                          0                      0.000
Inc. Fixed Cap. Inv. (F) (%)             (3)                    (0.010)
Inc. Work. Cap. Inv. (W) (%)            (22)                    (0.070)
Tax Rate on Operating Profit           (108)                    (0.337)
Residual Value Inc. Tax Rate           (135)                    (0.419)
Cost of Capital (K)                    (316)                    (0.983)

                    PRELIMINARY CALCULATIONS FOR DCF MODELS


                       1995            1996         1997          1998           1999
SLOW GROWTH
sales             $  57,075      $   62,783     $ 69,061      $  75,967     $   83,563
op exp. at 51.5%      51.5%           51.5%        51.5%          51.5%          51.5%
                  $  29,394      $   32,333     $ 35,566      $  39,123     $   43,035
minus amort.            675             557          314            288            285
total             $  28,719      $   31,776     $ 35,252      $  38,835     $   42,750


                       1995            1996         1997          1998           1999
COMPANY PROJECTION
oper exp            $  27,262    $  30,720      $  34,602      $  39,792     $  45,761
add bonus           $   1,439    $   1,669      $   1,906      $   2,066     $   2,253
minus amort.              675          557            314            288           285
total               $  28,026    $  31,832      $  36,194      $  41,570     $  47,729


                       1995            1996         1997          1998           1999
MOST OPTIMISTIC
oper exp            $  27,262      $  30,720     $ 34,602      $  39,792     $   45,761
add bonus           $   1,439      $   1,669     $  1,906      $   2,066     $    2,253
minus amort.              675            557          314            288            285
minus take outs         1,806          1,733        1,791          1,857          1,931
total               $  26,220      $  30,099     $ 34,403      $  39,713      $  45,798

Internal Growth Rate Calculation

                              1991           1992          1993          1994            1995    1996
Premium volume                 130            180           204           232             253     291
Acquisitions                    32                                       15.7            10.5
avg. increase minus acq.         %             10            13            14               2      10

                   compounded growth rate minus acq. = 9%
                   average growth rate minus acq. = 10%

                    PRELIMINARY CALCULATIONS FOR DCF MODELS

Total costs of CA and NV offices that could be eliminated by consolidation

CA cost breakout                                  Nev.
advert                                   $  27,110 $   540
auto                                         11103     464
computer                                      6427     268
contract serv.                               21547    1000
conventions                                   4091     171
Deprc + Amort                               135575    6806
dues subs                                     7013     293
employee bene                               141742    5088
educat                                        3172     122
entertain                                     8181     342
maint repairs                                20452     854
off equip and sup                            53759    2245
other                                         7479     312
payroll                                    1533049   79792
rent util                                   264145   10560
payroll tax                                 154988    8857
tele                                        118537   10103
travel                                       16945     708
TOTAL                                      2535315  128525

Grand total                                                        $ 2,663,840
slash 40%                                                          $ 1,065,536

CEO Compensation and Admin + Accounting Costs to be taken out

                                                      1994             1995       1996        1997        1998          1999
                                           ---------------------------------------------------------------------------------
Salary                                                 250              282        307         332         358           387
Bonus                                                  446              475        402         462         532           611
Other                                                   34               34         34          34          34            34
                                           ---------------------------------------------------------------------------------
Total                                                  730              791        743         828         924          1032

New CEO                                                                 250        275         302         332           366

Difference                                                              541        468         526         592           666

Other cost reductions
Accounting                                                              100        100         100         100           100
Administration                                                          100        100         100         100           100

Closing 3 CA and 1 NV Branches
operating expense savings                                             1,065      1,065       1,065       1,065         1,065
------------------------------------------------------------------------------------------------------------------------------
TOTAL SAVINGS                                                          1806       1733        1791        1857          1931
------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT C


WEIGHTED AVERAGE COST OF CAPITAL


Type of Capital         Percentage    Cost      Tax Advantage       After Tax Cost                             Assumptions used
---------------         ----------    ----      -------------       --------------                        --------------------------
Debt                        50%       *0.09        *(1-.45)           = 2.50                     Interest Rate                9%
Equity                      50%       *0.25                           =12.50                     Cost of Equity              25%
                                                     TOTAL            =15.00%                    Tax Rate                    45%

                           FINANCIAL RETURN ANALYSIS
                        KAUFMAN FINANCIAL GROUP, INC.
                                 LBO ANALYSIS


                                YEAR     YEAR     YEAR   YEAR     YEAR
ASSUMPTIONS:                      1        2        3     4         5
Annual EBIT                     $4,113   $4,927  $5,766  $6,371  $7,092
Adjustment 1                         0        0       0       0       0
Adjustment 2
Adjustment 3
Adjustment 4
Adjustment 5
Adjustment EBIT                 $4,113   $4,927  $5,766  $6,371  $7,092
                                ------   ------  ------  ------  ------
Annual Depreciation               $785     $932  $1,101  $1,296  $1,520
Annual Capital Expenditures     $1,002     $920  $1,058  $1,217  $1,400
Working Capital Needs               $0       $0      $0      $0      $0

Excess Cash                         $0
Multiple of Cashflow
   for Available Overdraft         3.0
Total Consideration            $28,285




                               AMOUNT           ADV. RATE
Accounts Receivable             $2,613              80%
Inventory                       $3,984              90%
Land & Building                 $2,213              70%
Mach & Eqpt                         $0              75%

LENDING INDICES:
Prime Rate                        9.00%
Treasury Rate                     7.00%

LENDING MARGINS:                                LENDING TERMS
Revolver                          1.50%
Term                              1.50%              7
Mezz                              2.00%              5




                                                                 KEY OUTPUTS
Component Participations:
Equity                           57.45%                COMPONENT PARTICIPATIONS:
                                                       Senior                           42.55%
                                                       Subdebt/Mezz                      0.00%
Exit Multiple of:                  6.0                 Equity                           57.45%
                                                       RESULTING IRR TO EQUITY HOLDER
Required IRR on:
Sub Debt                         25.00%                             21.23%
                                                       Warrant Position=                        -0.00%

COLLATERAL MODEL:
- Assumes Total Consideration of                         $28,285




                                                                 Advance                Advance
COLLATERAL                                       Value            Rate                   Amount
                                                 -----           -------                -------
Accounts Receivable                             $2,613            80.00%                  $2,090
Inventory                                       $3,984            90.00%                  $3,586
                                                                                         -------
    SUBTOTAL WORKING CAPITAL ADVANCE                                                      $5,676

Land and Building - Original Cost               $2,213            70.00%                  $1,549
Machinery and Equipment - Original Cost             $0            75.00%                      $0
                                                                                         -------
    SUBTOTAL TERM LOAN FINANCING                                                          $1,549

    TOTAL SENIOR FINANCING                                                                $7,225

Available Overadvance                                                                     $5,114

   TOTAL FINANCABLE VALUE                                                                $12,339
                                                                                         -------
Total Capitalized Value                                                                  $28,285
Less: Available Financing                                                                $12,339
                                                                                         -------

    FINANCING GAP                                                                        $15,946



DEBT SERVICE MODEL:



Assume Prime Rate of:                      9.00%
over Treasury rate of:                     7.00%       3. Term Loan of                    $6,663
                                                          Term of payout is                    7
                                                          Fixed b.p. margin is              1.50%
                                                       4. Mezzanine (equity feature) of       $0
1. Total Consideration of:              $28,285            Payout term of                      5
2. Revolver of                           $5,676           Margin over Treasury of:          2.00%
   floating over prime margin              1.50%       5. Buyer's Equity Investment of   $16,250

PROPOSED CAPITAL STRUCTURE:


Senior:                           $              Rate            Components  (%)
 - Revolver                     $5,676           10.50%          Senior:                     43%
 - Term.                        $6,359           10.50%          Sub Debt/Mezz                0%
Mezz.                               $0            9.00%          Equity:                     57%
Equity                         $16,250                                                       ---
                               -------
                               $28,285                                                   100.00%
                               -------



Average Adjusted                         Year       Year     Year          Year       Year
Earnings Before Interest/                 1          2        3             4           5
                                        -----------------------------------------------------
    Taxes (EBIT)                         $4,113    $4,927    $5,766    $6,371      $7,092

Interest - Revolver                        $596      $517      $345       $93          $0
         - Term                            $668      $572      $477      $382         $58
         - Mezz                              $0       $(0)       $0        $0          $0
                                         ------    ------    ------    ------      ------
Subtotal - Interest                      $1,264    $1,089      $822      $475         $58
    Net Income Before Taxes              $2,849    $3,838    $4,944    $5,896      $7,034
Taxes @ 34%                                $969    $1,305    $1,681    $2,005      $2,392
                                         ------    ------    ------    ------      ------
    Net Income After Tax                 $1,881    $2,533    $3,263    $3,892      $4,643
Plus Depreciation                          $785      $932    $1,101    $1,296      $1,520
Less Capital Expenditures                $1,002      $920    $1,058    $1,217      $1,400
                                         ------    ------    ------    ------      ------
    Gross Cash Flow Available            $1,664    $2,545    $3,306    $3,971      $4,763
                                         ------    ------    ------    ------      ------
Working Capital Needs                        $0        $0        $0        $0          $0
                                         ------    ------    ------    ------      ------
    Net Cash Flow Available              $1,664    $2,545    $3,306    $3,971      $4,763
                                         ------    ------    ------    ------      ------
Principal - Revolver                       $755    $1,637    $2,398      $887          $0
          - Term                           $908      $908      $908    $3,084        $550
                                         ------    ------    ------    ------      ------
          - Mezz                             $0        $0        $0        $0          $0
                                         ------    ------    ------    ------      ------

Subtotal - Principal Payments            $1,664    $2,545    $3,306    $3,971        $550
                                         ------    ------    ------    ------      ------
    Net Cash Flow                            $0       $(0)       $0        $0      $4,213
                                         ------    ------    ------    ------      ------
Interest Coverage                           3.3       4.5       7.0      13.4         0.0
Debt Level - Revolver                    $4,921    $3,284      $887        $0          $0
           - Term                        $5,451    $4,542    $3,634      $550          $0
           - Mezz                           $(0)       $0        $0        $0          $0
                                         ------    ------    ------    ------      ------
                                        $10,372    $7,827    $4,521      $550          $0
                                         ------    ------    ------    ------      ------

EXIT:                                            At End of Year 5

                                          EBIT                $7,092
                                               X                   6
                                                             -------
                                          Capitalized Value  $42,552
                                          (Plus) Ex. Cash         $0
                                          (Less) Debt             $0

                                          Shareholder Value  $42,552
                                          (Less) Success Fe      ($1)
                                                             -------
                                                             $42,553
                                                             -------


EQUITY/MEZZ - RETURN CALCULATION


                                                Year                Mezz                  Equity
                                                ---                 ----                  ------
                                                                      $0                 ($16,250)
Sub-Debt Calculation
IRR of                           25.00% 1       Int./Amt              $0
Warrant Position of              -0.00% 2       Int./Amt              $0
Equity-Calculation                      3       Int./Amt              $0
IRR of                           21.23% 4       Int./Amt              $0
                                              5 Int./Amt              $0
                                              5 Success Fee          ($1)                 $26,303
                                              5 Principal             $0                  $16,250

                                                       Total         ($0)                 $26,303

________________________________________________________________________________
                                 PROJECT SPEEDO
                         COMPANY FINANCIALS AND RATIOS
________________________________________________________________________________

                                                      For the Year Ended December 31,               For the 3 Months Ended March 31,
   ($'s in thousands)                  ----------------------------------------------------------   --------------------------------
   except per share data)                 1990         1991         1992         1993       1994         1995         1994
INCOME STATEMENT DATA

   Commissions and fees                   23,752       27,413       39,131      44,924      52,364       13,356       12,262
   Cost of commissions and fees           10,429       11,836       17,088      19,878      22,746        5,751        5,468
                                      ------------------------------------------------------------    ----------------------
     Gross Profit                         13,323       15,577       22,043      25,046      29,618        7,605        6,794
      %                                    56.1%        56.8%        56.3%       55.8%       56.6%        56.9%        55.4%
   Operating Expenses                     13,067       15,052       20,210      23,253      26,935        7,277        6,606
      %                                    55.0%        54.9%        51.6%       51.8%       51.4%        54.5%        53.9%
                                      ------------------------------------------------------------    ----------------------
     Operating Income                        256          525        1,833       1,793       2,683          328          188
      %                                     1.1%         1.9%         4.7%        4.0%        5.1%         2.5%         1.5%
   Other Income                              564          684          395         549         549          185          110
                                      ------------------------------------------------------------    ----------------------
     Income Before Income Taxes              820        1,209        2,228       2,342       3,232          513          298
   Taxes on Income                          (389)        (558)      (1,014)     (1,036)     (1,453)        (358)        (205)
                                      ------------------------------------------------------------    ----------------------
     Net Income                              431          651        1,214       1,306       1,779          155           93
      %                                     1.8%         2.4%         3.1%        2.9%        3.4%         1.2%         0.8%
                                                                                                                               LTM
   EPS -Pre 1995 10% Div.                   0.14         0.21         0.39        0.42        0.57         0.05         0.03   0.59
   EPS - POST 10% DIV.                      0.13         0.19         0.35        0.38        0.52         0.05         0.03   0.54

   Wgtd Shares - Pre 1995 10% Div.     3,110,503    3,110,503    3,110,506   3,111,506   3,114,867
   WGTD SHARES - POST 10% DIV.         3,421,553    3,421,553    3,421,557   3,422,738   3,426,354        3,435       34,724

   Actual Shares - Pre Dividend                                                          3,123,043
   ACTUAL SHARES - POST 10% DIVIDEND                                                     3,435,347    3,435,347    3,424,961

BALANCE SHEET
   Cash and Marketable Securities          n/a          5,726        9,919      12,824      14,354       12,774           --
   Long Term Debt                             31          450           --          --         425          475           --
   Stockholder's Equity                    3,575        3,887        4,705       5,568       6,768        6,507           --
   Stock Holders Equity / shares out.                                                                      1.89           --
   Dividends - Pre 1995 10% Div.            0.10         0.11         0.13        0.15        0.16           --           --
   DIVIDENDS - POST 10% DIV.                0.09         0.10         0.12        0.14        0.15           --           --




________________________________________________________________________________
RONEY & CO.                     PAGE 1 OF 2                   INVESTMENT BANKING
________________________________________________________________________________

________________________________________________________________________________
                                PROJECT SPEEDO
                        COMPANY FINANCIALS AND RATIOS
________________________________________________________________________________



                        TRADING HISTORY FOR THE COMPANY



                                                                               TOTAL SHARES
                     DATE                   HIGH                  LOW                TRADED
                -----------------------------------------------------------------------------
                     Jan-94                 4.75                  4.4375             10000
                     Feb-94                 4.75                  4.4375              7900
                     Mar-94                 4.54                  4.3438             78800
                     Apr-94                 4.54                    4.43             13400
                     May-94                4.375                     4.2              9000
                     Jun-94                 4.75                    4.54             30400
                     Jul-94                 4.09                    3.75              8200
                     Aug-94                 3.98                    3.75             16600 L
                     Sep-94                 4.03                    3.86              6700
                     Oct-94                 4.20                    3.98              9300
                     Nov-94                4.375                    4.09              8700
                     Dec-94                 4.20                    3.98             13100
                     Jan-95                 4.54                     4.2              4500
                     Feb-95                 4.76                    4.09             18200
                     Mar-95                 4.54                    4.43             23000
                     Apr-95                5.625                    4.48             31100
                     May-95                7.125                   6.125             39100 H



________________________________________________________________________________
RONEY & CO.                       PAGE 2 OF 2                 INVESTMENT BANKING
________________________________________________________________________________

                           [RONEY & CO. LETTERHEAD]


May 26, 1995


The Board of Directors
H.W. Kaufman Financial Group, Inc.
30833 Northwestern Highway, Suite 220
Farmington Hills, MI  48334

Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, of the proposed consideration to be received by the shareholders of H.W. Kaufman Financial Group, Inc. ("H.W.Kaufman" or the "Company") in a proposed buyout offer from Alan Kaufman more fully described in a draft Agreement and Plan of Reorganization (the "Agreement"). Pursuant to the terms of the draft Agreement, we understand that the shareholders of the Company would receive a price of $8.20 per share, in cash, for each share of H.W. Kaufman owned by them.

Roney & Co. is a regional investment banking firm of recognized standing. As part of our investment banking services, we are regularly engaged in the valuation of corporate securities in connection with public offerings, valuations and merger and acquisition transactions.

In arriving at the opinion as set forth below, we have, among other things:

         Reviewed a draft copy of the Agreement dated May 2, 1995;

         Reviewed the Company's Annual Reports to Shareholders and related financial information for the five (5) fiscal years ended December 31, 1994 and the Quarterly Reports on Form 10-Q for the periods ended March 31, 1995, December 31, 1994 and September 30, 1994, and certain internal financial information related thereto;

         Reviewed the Company's Annual Reports to shareholders on Forms 10-K and related financial information for the three years ended December 31, 1994;

         Reviewed other selected financial information for the quarterly periods ended March 31, 1995, December 31, 1994 and September 30, 1994;

         Reviewed the relevant market information regarding the shares of common stock of the Company including historical trading activity, prices and volume;

H.W. Kaufman Financial Group, Inc.
Page 2 of 2


    Compared certain financial characteristics of the Company to other publicly held companies in the insurance industry we deemed to be relevant;

    Reviewed selected information concerning current industry conditions and trends relating to the valuation of recent mergers within the insurance brokerage industry;

    Compared the proposed terms of the offer contemplated in the draft Agreement with the financial terms of certain other mergers and acquisitions which we deemed to be relevant;

    Conducted discussions with members of senior management of the Company concerning the business, operations, recent financial condition and future prospects of the Company;

    Reviewed the Company's internal forecast for the fiscal years 1995 through 1999;

    Prepared a discounted cash flow analysis of the Company and an estimate of the value of the Company under three different scenarios;

    Reviewed such other financial and industry data and performed such other analysis and took into account such other matters as we deemed appropriate.

In preparing our opinion, we have relied upon the accuracy and completeness of all financial and other information supplied or otherwise made available to us by the Company and we have not independently verified such information or undertaken an independent evaluation or appraisal of the assets of the Company.

On the basis of, and subject to, the foregoing, we are of the opinion that, as of the date hereof, the consideration to be received by the shareholders of the Company, as proposed by the draft Agreement, is fair from a financial point of view, to the shareholders of the Company.



Sincerely,


RONEY & CO.

                           [RONEY & CO. LETTERHEAD]




May 26, 1995


The Board of Directors
H.W. Kaufman Financial Group, Inc.
30833 Northwestern Highway, Suite 220
Farmington Hills, MI  48334

Gentlemen:

The Special Committee of the Board of Directors of H.W. Kaufman Financial Group, Inc. (the "Company") has engaged Roney to prepare a Valuation as to the fair market value of the common stock of the Company as of the date hereof. In this capacity Roney was asked to advise the Special Committee of the Board of Directors as to the value of the Company's shares if the company were to be acquired.

Roney & Co. is a regional investment banking firm of recognized standing. As part of our investment banking services, we are regularly engaged in the valuation of corporate securities in connection with public offerings, valuations and merger and acquisition transactions. Roney was chosen on the basis of its familiarity with the financial services industry and its qualifications, ability, previous experience, and reputation. No limitations were imposed by the Company's Board of Directors upon Roney with respect to the investigations made or procedures followed by Roney in preparing its Valuation.

In arriving at our valuation, we have considered a number of factors including the trading values of publicly traded insurance brokerage stocks, the terms of certain mergers and acquisitions within the insurance brokerage industry and a discounted cash flow analysis of the Company. We have not placed any specific weight to any one of the above methodologies.

Based on the foregoing, and our analysis as described in the Roney presentation delivered to the Board of Directors dated May 26, 1995, it is our opinion that the fair market value of the Company's common stock, as of the date hereof, is $8.00 to $9.00 per share based on 3,435,347 shares issued and outstanding.

Sincerely,



RONEY & CO.

                                                             EXHIBIT 99.17(b)(3)
                                                             ORIGINAL


                                PROJECT SLAPSHOT

                            MARKET MULTIPLE ANALYSIS
                            (IN MILLIONS OF DOLLARS)

CAPITALIZATION
                                             As of      Total
   Ticker            Company Name           (date)       Debt        Pfd Stk.   Min. Interest
   ------            ------------           ------      -----        --------   -------------
ACO          Acordia Inc                    Sep-94         49.7         0.0         0.0
AAL          Alexander & Alexander          Sep-94        150.7         6.4         0.0
AOC          AON Corp                       Sep-94        807.1        63.1         0.0
BKLY         Berkley (WR) Corp              Sep-94        330.9         0.1        61.9
BWINB        Baldwin & Lyons - CLB          Sep-94          0.0         0.0         0.0
CIC          Continental Corp               Sep-94        968.4         0.3         0.0
HAF EC       Hallmark Finl Svcs Inc         Sep-94          0.9         0.0         0.0
HRH          Hilb Rogal & Hamilton Co       Sep-94          8.1         0.0         0.0
HOMG         Homeowners Group Inc           Sep-94          4.8         0.0         0.0
MAKL         Markel Corp                    Sep-94        101.7         0.0         0.0
POBR         Poe & Brown Inc                Sep-94         13.8         0.0         0.0
SPC          St. Paul COS                   Sep-94        610.3         4.9         0.0
UHCO         Universal Hldg Corp            Sep-94          1.2         7.0         0.0
WCG          Willis Corroon PLC - ADR       Jun-94          0.0         0.0         0.0

CAPITALIZATION
                                             As of       Share      Outstanding    MARKET        TOTAL
   Ticker         Company Name              (date)       Price        Shares       CAPITAL      CAPITAL
   ------         ------------              ------       -----      -----------    -------      -------
ACO          Acordia Inc                    Sep-94       $27.25         13.9        378.0       427.7
AAL          Alexander & Alexander          Sep-94       $19.50         43.9        856.1     1,013.2
AOC          AON Corp                       Sep-94       $33.38        102.1      3,408.6     4,278.8
BKLY         Berkley (WR) Corp              Sep-94       $36.00         16.8        603.8       996.8
BWINB        Baldwin & Lyons - CLB          Sep-94       $15.50         14.8        229.6       229.6
CIC          Continental Corp               Sep-94       $13.50         55.5        749.0     1,717.7
HAF EC       Hallmark Finl Svcs Inc         Sep-94        $0.50         10.7          5.3         6.3
HRH          Hilb Rogal & Hamilton Co       Sep-94       $12.25         14.5        177.6       185.7
HOMG         Homeowners Group Inc           Sep-94        $2.00          5.6         11.1        15.9
MAKL         Markel Corp                    Sep-94       $41.25          5.4        222.2       323.8
POBR         Poe & Brown Inc                Sep-94       $20.50          8.5        173.7       187.6
SPC          St. Paul COS                   Sep-94       $40.63         84.1      3,416.4     4,031.6
UHCO         Universal Hldg Corp            Sep-94        $3.25          5.4         17.6        25.8
WCG          Willis Corroon PLC - ADR       Jun-94        $0.00          0.0          0.0         0.0


BOOK VALUE & EARNINGS

                                          4 Quarters    Stckholders'
   Ticker       Company Name                Ending      Equity (BV)       Revenues     EBIT        EBITDA      Earnings*
   ------       ------------              ----------    ------------      --------     ----        ------      ---------
ACO          Acordia Inc                    Sep-94        187.1             383.4        75.0          98.5         27.2
AAL          Alexander & Alexander          Sep-94        432.8           1,338.5        84.6         137.6          5.3
AOC          AON Corp                       Sep-94      2,243.4           4,053.8       660.5         752.3        351.9
BKLY         Berkley (WR) Corp              Sep-94        604.8             789.4         0.0           0.0         36.5
BWINB        Baldwin & Lyons - CLB          Sep-94        208.9             102.5         0.0           0.0         26.2
CIC          Continental Corp               Sep-94      1,375.2           5,096.6         0.0           0.0       (374.3)
HAF EC       Hallmark Finl Svcs Inc         Sep-94          8.9              11.5         0.9           1.3          0.5
HRH          Hilb Rogal & Hamilton Co       Sep-94         69.0             142.9         0.0           0.0         11.3
HOMG         Homeowners Group Inc           Sep-94          8.3              54.1         2.3           3.0         (0.2)
MAKL         Markel Corp                    Sep-94        141.8             271.7        42.6          49.6         20.8
POBR         Poe & Brown Inc                Sep-94         41.3              96.9        17.5          21.9         12.6
SPC          St. Paul COS                   Sep-94      2,754.7           4,699.8       567.0         587.6        411.7
UHCO         Universal Hldg Corp            Sep-94          8.3              41.0         2.8           2.8          2.4
WCG          Willis Corroon PLC - ADR       Jun-94          0.0             582.0         0.0           0.0         13.2


*   Earnings are unadjusted for special and nonrecurring items.

Source: Based on information or materials furnished by the Company or otherwise publicly available and have not been verified by Coopers & Lybrand L.L.P.

                                                                        ORIGINAL
                                PROJECT SLAPSHOT

                            MARKET MULTIPLE ANALYSIS
                            (IN MILLIONS OF DOLLARS)

MARKET MULTIPLES

                                               4 Quarters  Total Cap/  Total Cap/  Total Cap/  Market Cap/   Mkt Cap/
  Ticker        Company Name                     Ending     Revenues      EBIT       EBITDA     Earnings    Book Value
  ------        ------------                   ----------  ----------  ----------  ----------  -----------  ----------
ACO       Acordia Inc                              Sep-94       1.12         5.70       4.34         13.9          2.0
AAL       Alexander & Alexander                    Sep-94       0.76        11.98       7.36        161.5          2.0
AOC       AON Corp                                 Sep-94       1.06         6.48       5.69          9.7          1.5
BKLY      Berkley (WR) Corp                        Sep-94       1.26       N/A        N/A            16.6          1.0
BWINB     Baldwin & Lyons - CLB                    Sep-94       2.24       N/A        N/A             8.7          1.1
CIC       Continental Corp                         Sep-94       0.34       N/A        N/A            (2.0)         0.5
HAF EC    Hallmark Finl Svcs Inc                   Sep-94       0.55         6.86       4.83         11.8          0.6
HRH       Hilb Rogal & Hamilton Co                 Sep-94       1.30       N/A        N/A            15.7          2.6
HOMG      Homeowners Group Inc                     Sep-94       0.29         7.04       5.27        (46.3)         1.3
MAKL      Markel Corp                              Sep-94       1.19         7.61       6.52         10.7          1.6
POBR      Poe & Brown Inc                          Sep-94       1.94        10.73       8.58         13.7          4.2
SPC       St. Paul COS                             Sep-94       0.86         7.11       6.86          8.3          1.2
UHCO      Universal Hldg Corp                      Sep-94       0.63         9.27       9.27          7.3          2.1
WCG       Willis Corroon PLC - ADR                 Jun-94       0.00       N/A        N/A             0.0       N/A

Average (excluding zero, negative, and values > 100):           1.04         8.09       6.53         11.6          1.7

Range:                                                      .29-2.24   5.70-11.98  4.34-9.27     7.3-16.6       .5-4.2

Range (excluding two highest and two lowest values):        .55-1.30    6.86-9.27  5.27-7.36     8.7-13.9      1.0-2.1


Slapshot (Implied Ranges)
                                                                                      Stckholder   Total
                                              Revenues    EBIT     EBITDA   Earnings  Equity (BV)   Debt
                                              --------    ----     ------   --------  -----------   ----
          1994 Base (in millions)                52.36      2.68      4.42      1.77      6.77        0.85


          Implied Equity Values:*
                                                                                                   Average
                                                                                                   -------
                    Low End:                     27.95     17.56     22.45     15.37      6.77       18.02
                    High End:                    67.22     24.02     31.70     24.56     14.21       32.34
                                                 -----     -----     -----     -----     -----       -----

                    Range Midpoint:              47.59     20.79     27.07     19.97     10.49       25.18

          *   Based on multiple ranges excluding highest and lowest values.


Source: Based on information or materials furnished by the Company or otherwise publicly available and have not been verified by Coopers & Lybrand L.L.P.

                                                                         REVISED


                                PROJECT SLAPSHOT

                            Market Multiple Analysis
                            (in millions of dollars)




CAPITALIZATION
                                      As of                                                Share     Outstanding    MARKET    TOTAL
Ticker    Company Name                (date)    Total Debt     Pfd Stk.  Min. Interest     Price        Shares     CAPITAL   CAPITAL
------    ------------                -----     ----------     --------  -------------     -----        ------     -------   -------
ACO       ACORDIA INC                 Sep-94           49.7       0.0            0.0       $27.25          13.9     378.0     427.7
AAL       ALEXANDER & ALEXANDER       Sep-94          150.7       6.4            0.0       $19.50          43.9     856.1    1013.2
AOC       AON CORP                    Sep-94          807.1      63.1            0.0       $33.38         102.1    3408.6    4278.8
BKLY      BERKLEY (W R) CORP          Sep-94          330.9       0.1           61.9       $36.00          16.8     603.8     996.8
BWINB     BALDWIN & LYONS  -CL B      Sep-94            0.0       0.0            0.0       $15.50          14.8     229.6     229.6
CIC       CONTINENTAL CORP            Sep-94          968.4       0.3            0.0       $13.50          55.5     749.0    1717.7
HAF.EC    HALLMARK FINL SVCS INC      Sep-94            0.9       0.0            0.0        $0.50          10.7       5.3       6.3
HRH       HILB ROGAL & HAMILTON CO    Sep-94            8.1       0.0            0.0       $12.25          14.5     177.6     185.7
HOMG      HOMEOWNERS GROUP INC        Sep-94            4.8       0.0            0.0        $2.00           5.6      11.1      15.9
MAKL      MARKEL CORP                 Sep-94          101.7       0.0            0.0       $41.25           5.4     222.2     323.8
POBR      POE & BROWN INC             Sep-94           13.8       0.0            0.0       $20.50           8.5     173.7     187.6
SPC       ST PAUL COS                 Sep-94          610.3       4.9            0.0       $40.63          84.1    3416.4    4031.6
UHCO      UNIVERSAL HLDG CORP         Sep-94            1.2       7.0            0.0        $3.25           5.4      17.6      25.8


BOOK VALUE & EARNINGS
                                     4 Quarters   Stockholder's
Ticker    Company Name                 Ending    Equity (BK VAL)   Revenues      EBIT         EBITDA      Earnings*
------    ------------                 ------    ---------------   --------      ----         ------      ---------
ACO       ACORDIA INC                  Sep-94              187.1     383.4           75.0         98.5          27.2
AAL       ALEXANDER & ALEXANDER        Sep-94              432.8    1338.5           84.6        137.6           5.3
AOC       AON CORP                     Sep-94             2243.4    4053.8          660.5        752.3         351.9
BKLY      BERKLEY (W R) CORP           Sep-94              604.8     789.4           63.6         76.4          36.5
BWINB     BALDWIN & LYONS  -CL B       Sep-94              208.9     102.5           37.7         46.8          26.2
CIC       CONTINENTAL CORP             Sep-94             1375.2    5096.6         -523.0       -484.2        -374.3
HAF.EC    HALLMARK FINL SVCS INC       Sep-94                8.9      11.5            0.9          1.3           0.5
HRH       HILB ROGAL & HAMILTON CO     Sep-94               69.0     142.9           20.6         30.1          11.3
HOMG      HOMEOWNERS GROUP INC         Sep-94                8.3      54.1            2.3          3.0          -0.2
MAKL      MARKEL CORP                  Sep-94              141.8     271.7           42.6         49.6          20.8
POBR      POE & BROWN INC              Sep-94               41.3      96.9           17.5         21.9          12.6
SPC       ST PAUL COS                  Sep-94             2754.7    4699.8          567.0        587.6         411.7
UHCO      UNIVERSAL HLDG CORP          Sep-94                8.3      41.0            2.8          2.8           2.4

*Earnings are unadjusted for special and nonrecurring items.

  Source: Based on information or materials furnished by the Company or ------- otherwise publicly available and have not been verified by Coopers &
           Lybrand L.L.P.

                                                               REVISED



                                PROJECT SLAPSHOT

                            Market Multiple Analysis
                            (in millions of dollars)



MARKET MULTIPLES
                                                   4 Quarters     Total Cap/    Total Cap/  Total Cap/    Market Cap/
Ticker    Company Name                               Ending        Revenues        EBIT       EBITDA       Earnings
------    ------------                               -----        ----------       ----       ------       --------
ACO       ACORDIA INC                                  Sep-94              1.12      5.70           4.34         13.9
AAL       ALEXANDER & ALEXANDER                        Sep-94              0.76     11.98           7.36        161.5
AOC       AON CORP                                     Sep-94              1.06      6.48           5.69          9.7
BKLY      BERKLEY (W R) CORP                           Sep-94              1.26     15.67          13.04         16.6
BWINB     BALDWIN & LYONS  -CL B                       Sep-94              2.24      6.09           4.90          8.7
CIC       CONTINENTAL CORP                             Sep-94              0.34     -3.28          -3.55         -2.0
HAF.EC    HALLMARK FINL SVCS INC                       Sep-94              0.55      6.86           4.83         11.8
HRH       HILB ROGAL & HAMILTON CO                     Sep-94              1.30      9.01           6.17         15.7
HOMG      HOMEOWNERS GROUP INC                         Sep-94              0.29      7.04           5.27        -46.3
MAKL      MARKEL CORP                                  Sep-94              1.19      7.61           6.52         10.7
POBR      POE & BROWN INC                              Sep-94              1.94     10.73           8.58         13.7
SPC       ST PAUL COS                                  Sep-94              0.86      7.11           6.86          8.3
UHCO      UNIVERSAL HLDG CORP                          Sep-94              0.63      9.27           9.27          7.3
                                                                           ----      ----           ----         ----

Average (excluding negatives and values>100):                              1.04      8.63           6.90         11.6

Range:                                                                0.29-2.24 5.70-15.67    4.34-13.04     7.3-16.6

Range (excluding two highest and two lowest values):                   0.55-1.3 6.48-10.73     4.90-8.58     8.7-13.9

  SLAPSHOT (Implied Ranges)

                         1994 Base                                 Revenues        EBIT       EBITDA       Earnings     Debt
                         (millions)                                --------        ----       ------       --------     ----
                                                                     52.36         2.68        4.42          1.77       0.85

          Implied Equity Values: *                                                                                    Average
                                                                                                                      -------
                                         Low End:                    27.95        16.54       20.82         15.37      20.17
                                        High End:                    67.22        27.94       37.09         24.56      39.20
                                                                     -----        -----       -----         -----      -----
                                 Range Midpoint -                    47.59        22.24       28.95         19.97      29.69

          * Based on multiple ranges excluding highest and lowest values


  Source: Based on information or materials furnished by the Company or otherwise publicly available and have not been verified by Coopers & Lybrand L.L.P.